                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material under Rule 14a-12

                              MILLENNIUM CELL INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                              MILLENNIUM CELL INC.
                             1 INDUSTRIAL WAY WEST
                          EATONTOWN, NEW JERSEY 07724
                                 (732) 542-4000


                                                                  March 25, 2002


Dear Stockholder:

     On behalf of the Board of Directors (the "Board of Directors") of Millennium Cell Inc. (the "Company"), it is my pleasure to invite you to the 2002 annual meeting of stockholders (the "Annual Meeting"). The Annual Meeting will be held on Thursday, April 18, 2002 at 9:00 a.m., local time, at the Hilton New York Hotel, 1335 Avenue of the Americas, New York, New York.

     The Annual Meeting has been called for the following purposes: (1) to elect nine directors to serve on the Board of Directors, each for a one-year term; (2) to approve the adoption of an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of the Company's Common Stock, $.001 par value per share, from 40,000,000 to 70,000,000 shares and affirming the authority to issue 5,000,000 shares of Preferred Stock; (3) to approve an amendment to the Millennium Cell Inc. Amended and Restated 2000 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance under such plan from 5,500,000 to 8,500,000 shares; (4) to ratify the Board of Directors' appointment of Ernst & Young LLP as the Company's independent public accountants for the 2002 fiscal year and (5) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof, all as more fully described in the accompanying proxy statement.

     The Board of Directors has approved the matters being submitted by the Company for stockholder approval at the Annual Meeting and recommends that stockholders vote "FOR" such proposals. It is important that your views be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign and date the enclosed proxy card and promptly return it in the prepaid envelope.

                                          Sincerely,

                                          /s/ Stephen S. Tang
                                          Stephen S. Tang
                                          President and Chief Executive Officer

                              MILLENNIUM CELL INC.
                             1 INDUSTRIAL WAY WEST
                          EATONTOWN, NEW JERSEY 07724
                                 (732) 542-4000
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON APRIL 18, 2002
                            ------------------------

     NOTICE IS HEREBY GIVEN that the 2002 annual meeting of stockholders (the "Annual Meeting") of Millennium Cell Inc., a Delaware corporation (the "Company"), will be held on Thursday, April 18, 2002 at 9:00 a.m., local time, at the Hilton New York Hotel, 1335 Avenue of the Americas, New York, New York, for the purpose of considering and voting upon the following matters:

          1. to elect nine directors to serve on the Board of Directors, each for a one-year term and until their respective successors are elected;

          2. to approve the adoption of an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of the Company's Common Stock, $.001 par value per share, from 40,000,000 to 70,000,000 shares and affirming the authority to issue 5,000,000 shares of Preferred Stock;

          3. to approve an amendment to the Millennium Cell Inc. Amended and Restated 2000 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance under such plan from 5,500,000 to 8,500,000 shares;

          4. to ratify the Board of Directors' appointment of Ernst & Young LLP as the Company's independent public accountants for the 2002 fiscal year; and

          5. to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. Pursuant to the Company's bylaws, the Board of Directors has fixed February 20, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at all adjournments thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A list of all stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours for a period of ten days before the Annual Meeting at the offices of the Company located at 1 Industrial Way West, Eatontown, New Jersey 07724.

                                          By Order of the Board of Directors

                                          /s/ Norman R. Harpster, Jr.
                                          Norman R. Harpster, Jr.
                                          Secretary

Eatontown, New Jersey
March 25, 2002


     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. IF YOU SIGN AND RETURN YOUR PROXY CARD WITHOUT SPECIFYING A CHOICE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

                              MILLENNIUM CELL INC.
                             1 INDUSTRIAL WAY WEST
                          EATONTOWN, NEW JERSEY 07724
                                 (732) 542-4000
                            ------------------------

                                PROXY STATEMENT
                      2002 ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 18, 2002
                            ------------------------

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES


     This Proxy Statement and the accompanying proxy card are furnished to stockholders of Millennium Cell Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Company's Board of Directors (the "Board of Directors" or the "Board") of proxies to be used at the 2002 annual meeting of stockholders (the "Annual Meeting"), to be held on Thursday, April 18, 2002, at 9:00 a. m., local time, at the Hilton New York Hotel, 1335 Avenue of the Americas, New York, New York and at any adjournments thereof.


                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors, the approval of an amendment to the Company's Certificate of Incorporation, the approval of an amendment to the Company's Amended and Restated 2000 Stock Option Plan and the ratification of the appointment of the Company's independent accountants. In addition, management will report on the performance of the Company during 2001 and respond to appropriate questions from stockholders.

WHO IS ENTITLED TO VOTE?

     Only stockholders of record at the close of business on the record date, February 20, 2002 (the "Record Date"), are entitled to receive notice of the Annual Meeting and to vote the common stock that they held on that date at the meeting or any postponement or adjournment of the Annual Meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon. Stockholders' votes will be tabulated by persons appointed by the Board to act as inspectors of election for the Annual Meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to obtain a proxy from your broker or nominee to personally vote at the Annual Meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum, permitting the meeting to conduct its business. As of the Record Date, 27,307,077 shares of common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining the presence of a quorum. A "broker non-vote" occurs when a broker or other nominee indicates on the proxy card that it does not have discretionary authority to vote on a particular matter.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the Annual Meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the Annual Meeting will need to obtain a proxy from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and so request, although attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth below, together with the description of each item in this Proxy Statement. The Board recommends a vote:


        - for election of the nominated slate of nine directors (see page 3);

        - for approval of the adoption of the amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of the Company's Common Stock and affirming the authority to issue shares of Preferred Stock (see page 15);

        - for approval of the amendment to the Millennium Cell Inc. Amended and Restated 2000 Stock Option Plan to increase the number of shares reserved under such plan (see page 17); and

        - for ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for the 2002 fiscal year (see page
          21).



     With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will have no legal effect on the election of directors but will be counted for purposes of determining whether there is a quorum. The Company's Certificate of Incorporation does not provide for cumulative voting in the election of directors.

     For the approval of the adoption of the amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of the Company's Common Stock from 40,000,000 to 70,000,000 shares and affirming the authority to issue 5,000,000 shares of Preferred Stock, the affirmative vote of the holders of at least a majority of the shares of Common Stock outstanding on the Record Date will be required to approve the amendment. Abstentions will not be voted for this proposal. Accordingly, abstentions will have the same legal effect as a negative vote. Broker non-votes will not be counted in determining the number of shares necessary for approval.

     For approval of the amendment to the Company's Amended and Restated 2000 Stock Option Plan, for the ratification of the Company's independent accountants and any other item voted upon at the Annual Meeting, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote on the item will be required for approval. Abstentions will not be voted for any such matter. Accordingly, abstentions will have the same legal effect as a negative vote. Broker non-votes will not be counted in determining the number of shares necessary for approval.

WHO WILL BEAR THE COSTS OF SOLICITING PROXIES FOR THE ANNUAL MEETING?

     The cost of soliciting proxies for the Annual Meeting will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone, by officers and employees of the Company who will not receive any additional compensation for their services. Proxies and proxy material will also be distributed at the expense of the Company by brokers, nominees, custodians and other similar parties.

     If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with instructions marked thereon. Executed but unmarked proxies will be voted "FOR" Proposal 1 -- to elect the Board of Directors' nine nominees for Director, "FOR" Proposal 2 -- to approve the adoption of the amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of the Company's Common Stock from 40,000,000 to 70,000,000 shares and affirming the authority to issue 5,000,000 shares of Preferred Stock, "FOR" Proposal 3 -- to approve the amendment to the Millennium Cell Inc. Amended and Restated 2000 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance under such plan from 5,500,000 to 8,500,000 and "FOR" Proposal 4 -- to ratify the Board of Directors' appointment of Ernst & Young LLP as the Company's independent public accountants for the 2002 fiscal year. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters in accordance with their best judgment.
                            ------------------------


     This Proxy Statement, Notice of Annual Meeting of Stockholders, the proxy card and the Company's Annual Report to Stockholders were first mailed to stockholders on or about March 26, 2002.


     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     The Company's bylaws provide that the Board of Directors shall consist of not fewer than one director nor more than 11 directors and that the number of directors, within such limits, shall be determined by the stockholders at each Annual Meeting. The Board of Directors currently consists of nine directors, each serving a one-year term. At the Annual Meeting, nine directors will be elected, each for a one-year term. The Board of Directors has nominated for director G. Chris Andersen, Steven C. Amendola, Kenneth R. Baker, William H. Fike, Alexander MacLachlan, Zoltan Merszei, H. David Ramm, James L. Rawlings and Stephen S. Tang to be elected at the Annual Meeting.

     Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of Messrs. Andersen, Amendola, Baker, Fike, MacLachlan, Merszei, Ramm, Rawlings and Tang. The Board of Directors believes that such nominees will stand for election and will serve if elected as directors. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the persons named in the accompanying proxy shall determine in accordance with their best judgment. Pursuant to the Company's bylaws, directors are elected by plurality vote. The Company's Certificate of Incorporation does not provide for cumulative voting in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ITS NOMINEES FOR
                                   DIRECTORS.

INFORMATION AS TO NOMINEES FOR DIRECTORS AND EXECUTIVE OFFICERS

NAME                                        AGE                         POSITION
----                                        ---                         --------
                DIRECTORS
------------------------------------------
G. Chris Andersen.........................  63    Chairman of the Board of Directors
Stephen S. Tang...........................  41    President, Chief Executive Officer and Director
Steven C. Amendola........................  47    Director
Kenneth R. Baker..........................  54    Director
William H. Fike...........................  65    Director
Alexander MacLachlan......................  69    Director
Zoltan Merszei............................  79    Director
H. David Ramm.............................  50    Director
James L. Rawlings.........................  57    Director

            EXECUTIVE OFFICERS
------------------------------------------
Adam P. Briggs............................  40    Vice President, Business Development -- Distributed
                                                  Generation
Terry M. Copeland.........................  50    Vice President, Product Development
Curtis C. Cornell, Jr.....................  55    Vice President, Business Development -- Supply Chain
                                                  and Administration
Norman R. Harpster, Jr....................  50    Chief Financial Officer, Vice President of Finance
                                                  and International Business Management, Corporate
                                                  Secretary
Rex E. Luzader............................  53    Vice President, Business
                                                  Development -- Transportation and Hydrogen Fuel
                                                  Infrastructure
Katherine M. McHale.......................  46    Vice President, Marketing and Communications

     Directors are elected to serve until they resign or are removed, or until their successors are elected. All directors are elected annually at the annual meeting of stockholders.

     G. CHRIS ANDERSEN has served as the Chairman of the Company's Board of Directors since April 2000. Mr. Andersen is currently a general partner of Andersen, Weinroth & Co., a merchant banking firm. From 1990 to 1995, Mr. Andersen was vice chairman and head of international investment banking at PaineWebber Incorporated. Previously, Mr. Andersen was a managing director for 15 years at Drexel Burnham Lambert, Incorporated and a member of its Board of Directors. He is currently a director of TEREX Corporation, a manufacturer of mining, lifting and construction equipment, and Headway Corporate Resources Inc.

     STEPHEN S. TANG, PH.D. has served as the Company's President and Chief Executive Officer and a member of its Board of Directors since May 2000. From January 1996 to June 2000, Dr. Tang was vice president and global leader of the pharmaceutical and health care industry practice for the management consultancy firm A.T. Kearney, Inc., a wholly owned subsidiary of Electronic Data Systems, Inc., where he directed global business development and marketing. Dr. Tang previously served as co-leader of the global chemical and environmental practice for the management consulting firm, Gemini Consulting, Inc., a wholly owned subsidiary of Cap Gemini. Prior to that, he was the president and founder of Tangent Technologies, a technical consulting firm to chemical, pharmaceutical and biotechnology companies, and senior research engineer and assistant director of Lehigh University's Center of Molecular Bioscience and Biotechnology. Dr. Tang received his B.S. in chemistry from the College of William and Mary, an M.S. and Ph.D. in chemical engineering from Lehigh University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania.

     STEVEN C. AMENDOLA has served on the Company's Board of Directors since May 2000. In addition, Mr. Amendola has served in various technical positions with the Company since its inception in December 1998 and currently is chief scientific advisor as a consultant to the Company through Reaction Sciences, Inc., a New Jersey company wholly-owned by Mr. Amendola. From May 1997 to December 1998, Mr. Amendola served as vice president of National Patent Development Corporation (now known as

GP Strategies Corporation), where he headed their research and development effort of sodium borohydride. From September 1996 to April 1997, Mr. Amendola served as vice president of research and development for Nextcell Inc., where he supervised and researched new battery chemistry. From February 1995 to September 1996, he was involved in process development chemistry at RFE Industries Inc. Mr. Amendola completed graduate courses in chemistry at Ohio State University, where he developed new, high-energy explosives under a grant from the U.S. Army. He holds a B.A. in chemistry from The Kings College in New York.

     KENNETH R. BAKER has served on the Company's Board of Directors since July 2000. Mr. Baker has served as president, chief executive officer and a member of the board of trustees of Altarum (formerly the Environmental Research Institute of Michigan) since November 1999. From 1969 to 1999, Mr. Baker served in various executive positions with General Motors Corporation, including vice president and general manager of the GM Distributed Energy Business Unit, vice president and general manager of GM Research and Development and program manager of GM Electric Vehicles. Following his retirement in February 1999, Mr. Baker served as vice chairman and chief operating officer of Energy Conversion Devices, Inc. Mr. Baker currently serves as director of AeroVironment, Inc. and BIOMEC Inc.

     WILLIAM H. FIKE has served on the Company's Board of Directors since May 2000. Mr. Fike retired as the vice-chairman and executive vice president of Magna International, Inc., an automotive parts manufacturer based in Ontario, Canada, in 1999. Prior to joining Magna in 1994, Mr. Fike was employed by Ford Motor Company from 1966 to 1994, where he served most recently as president of Ford Europe. Mr. Fike currently serves as a director of Magna and TEREX Corporation, a manufacturer of mining, lifting and construction equipment.


     ALEXANDER MACLACHLAN, PH.D. has served on the Company's Board of Directors since May 2000. He is currently a member of the National Research Council's Board on Radioactive Waste Management. Prior to his retirement in March 1996, Dr. MacLachlan was the Deputy Under Secretary for R&D Management at the U.S. Department of Energy and held various other positions in the Department of Energy. Prior to his employment at the Department of Energy, Dr. MacLachlan was employed by DuPont for 36 years, where he was senior vice president for research and development and chief technical officer from 1986 to 1993, and a member of DuPont's operating group from 1990 to 1993.


     ZOLTAN MERSZEI has served on the Company's Board of Directors since May 2000. Mr. Merszei retired as the president, chairman and chief executive officer of The Dow Chemical Company in March 1980. From August 1974 to March 1980, he served as president and chief executive officer of Dow Chemical Europe. From May 1980 to May 1988, Mr. Merszei served in various executive positions with Occidental Petroleum Corporation, including chairman and chief executive officer of Occidental Chemical, chairman of Occidental Research and president and chief executive officer, and subsequently, vice chairman of the Board of Directors of Occidental Petroleum. Mr. Merszei currently serves as a director of The Budd Company, Dole Food Company Inc., Thyssen Industrie AG (Germany) and Thyssen Henschel America.

     H. DAVID RAMM has served on the Company's Board of Directors since June 2000. Mr. Ramm is a principal of DKR Development, L.L.C., a renewable energy consulting and project development firm. He was formerly president, chief executive officer and a director of Integrated Electrical Services. From 1997 to March 2000, he was employed by Enron, first as managing director of Enron Renewable Energy, and then as president of Enron Wind Corp. Prior to his employment at Enron, Mr. Ramm worked for 14 years at United Technologies Corporation, where he held several senior management positions, including chairman and chief executive officer of International Fuel Cells Corporation.

     JAMES L. RAWLINGS has served on the Company's Board of Directors since April 2000. Mr. Rawlings is a partner at Andersen, Weinroth & Co. Prior to joining Andersen, Weinroth & Co., he was a managing director, principal and member of the Board of Directors of Schooner Asset Management Co. LLC, an asset management firm. Before joining Schooner, he was a managing director of Robert Fleming & Co., a London-based investment bank, where he was responsible for investment banking activities in North and South America. He was a managing director in the corporate finance department with Drexel Burnham Lambert, Incorporated from 1979 to 1988.

     ADAM P. BRIGGS has served as the Company's Vice President of Business Development for Distributed Generation since December 2001. From February 2001 to December 2001, Mr. Briggs served as the Company's Vice President of Business Development and Portable Power. Mr. Briggs was employed at Duracell from 1984 to 2001, where he was most recently Vice President -- Strategic OEM (Original Equipment Manufacturer) Sales and Consulting Group in the Global Business Management Group. Prior positions include Director of Global Strategic Account Management; Program Director -- Alkaline; Director of OEM Sales and
Marketing -- Asia; Leader, Design Win Management Team -- Far East and OEM Marketing Director -- Far East. Mr. Briggs received his B.A. in physics from Bowdoin College.

     TERRY M. COPELAND, PH.D. has served as the Company's Vice President of Product Development since November 2000. From 1998 to 2000, Dr. Copeland was Director of Product Development at Duracell, and from 1995 to 1998 Plant Manager at two of Duracell's largest major manufacturing facilities. Dr. Copeland also served as Director of Engineering at Duracell from 1992 to 1995. Prior to working at Duracell, Dr. Copeland was with E.I. DuPont de Nemours & Co. for 14 years, were he worked in a wide variety of management positions. Dr. Copeland received his B.S. in chemical engineering from the University of Delaware and a Ph.D. in chemical engineering from the Massachusetts Institute of Technology.

     CURTIS C. CORNELL, JR. has served as the Company's Vice President, Supply Chain Business Development and Administration since December 2001. From October 2000 to December 2001, Mr. Cornell served as the Company's Vice President of Business Development and Supply Chain. From 1976 to 2000, Mr. Cornell was employed by Air Products and Chemicals, Inc. where he held numerous management positions, including Director, Corporate Real Estate, and Property Management, Director, Corporate Purchasing, and General Manager of Gardner Cryogenics. Mr. Cornell received his B.S. in electrical engineering from Grove City College and his M.B.A. from Lehigh University.

     NORMAN R. HARPSTER, JR. has served as the Company's Vice President of Finance, Chief Financial Officer and Corporate Secretary since October 2000. Mr. Harpster's additional responsibilities include Vice President, International Business Management from December 2001 to present. He previously served as the Company's Vice President of Administration from October 2000 to December 2001. From 1975 to 2000, Mr. Harpster held various financial positions at Air Products and Chemicals, Inc., including from 1999 to 2000, Vice President, Global Business Services; from 1994 to 1999 Vice President, Controller -- Gases & Equipment Group; from 1991 to 1994 Controller, Europe; and from 1986 to 1991 Controller -- Energy Systems and Environmental Group. Mr. Harpster received his B.A. in economics from Lafayette College and an M.B.A. from the Darden School of Business at the University of Virginia.


     REX E. LUZADER has served as the Company's Vice President of Business Development for Transportation and Hydrogen Fuel Infrastructure, since December 2001. From November 2000 to December 2001, Mr. Luzader served as the Company's Vice President of Business Development for Transportation. Mr. Luzader was the Vice President of Original Equipment Sales and Engineering and Corporate Strategy for Exide Corporation from 1998 to 1999. From 1988 to 1998, Mr. Luzader also held a number of Vice Presidential positions at Exide Corporation including sales to the transportation industry, product engineering, process and equipment engineering, research and development and quality control. Mr. Luzader received his B.S. in mechanical engineering from Kettering University. From 1988 to 1999 he also served as a member of the Board of Directors of Great Valley Bank in Reading, Pennsylvania.



     KATHERINE M. MCHALE has served as the Company's Vice President of Marketing and Communications since January 2001. From 1985 to 2000, Ms. McHale was an independent marketing and public affairs consultant for a wide range of clients in corporate, industrial, non-profit and institutional settings. Prior to 1985, Ms. McHale was Senior Producer, then Manager, of the Audio Visual Department of Air Products and Chemicals, Inc., and an instructor at Kutztown University. In 1991, she was elected to the Pennsylvania House of Representatives. Ms. McHale received her B.A. in communicative arts from Whitworth College and her M.S. in telecommunications from Kutztown University.

THE BOARD AND ITS COMMITTEES

     The Board held 5 meetings in 2001 in addition to acting by unanimous written consent 1 time. Each director attended at least 75 percent of all meetings of the Board and committees of the Board to which he was assigned.

     The Board has three standing committees -- an Executive Committee, an Audit Committee and a Compensation Committee. The full Board acts as the Nominating Committee of the Company.

  Executive Committee

     The Board has established an Executive Committee consisting of G. Chris Andersen, James L. Rawlings and Stephen S. Tang. The principal functions of the Executive Committee include exercising the powers of the Board during intervals between Board meetings and acting as an advisory body to the Board by reviewing various matters prior to their submission to the Board. The Executive Committee conferred by telephone several times and held 4 meetings in 2001.

  Audit Committee

     The Board has established an Audit Committee consisting of Kenneth R. Baker, William H. Fike and Zoltan Merszei, all of whom are independent directors. The Audit Committee is responsible for reviewing and inquiring into matters affecting financial reporting, the system of internal accounting, financial controls and procedures and audit procedures and audit plans. Furthermore, the Audit Committee approves the quarterly financial statements and also recommends to the Board of Directors, for approval, the annual financial statements, the annual report and certain other documents required by regulatory authorities. The Audit Committee conferred by telephone several times and held 4 meetings in 2001.

     The Audit Committee has a charter that specifies its responsibilities and the Audit Committee believes it fulfills its charter. The Board of Directors, upon the recommendation of the Audit Committee, approved the charter in response to the audit committee requirements adopted by the Securities and Exchange Commission in December 1999.

          Audit Committee Report

     During the year ended December 31, 2001, the Audit Committee reviewed and discussed the audited financial statements with management and the Company's independent accountants, Ernst & Young LLP. The Audit Committee discussed with the independent accountants the matters required to be discussed by the Statement of Auditing Standards No. 61 and reviewed the results of the independent accountants' examination of the financial statements.

     The Audit Committee also reviewed the written disclosures and the letter from the independent accountants required by Independence Standards Board, Standard No. 1, discussed with the accountants the accountants' independence and satisfied itself as to the accountants' independence.

     Based on the above reviews and discussions, the Audit Committee recommends to the Board of Directors that the financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

     The Board of Directors has determined that the members of the Audit Committee are independent as defined in the National Association of Securities Dealers' listing standards.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, in whole or in part, this report shall not be deemed to be incorporated by reference into any such filings, nor will this report be incorporated by reference into any future filings made by the company under those statutes.

                                          William H. Fike
                                          Chairman of the Audit Committee
                                          Kenneth R. Baker
                                          Zoltan Merszei

  Compensation Committee

     The Company's Board has established a Compensation Committee consisting of Alexander MacLachlan, H. David Ramm and James L. Rawlings. The Compensation Committee reviews and acts on matters relating to compensation levels and benefit plans for the Company's executive officers and key employees, including salary and stock options. The Compensation Committee is also responsible for granting stock options and stock appreciation rights and other awards to be made under the Company's stock option plan. The Compensation Committee conferred by telephone several times and held 5 meetings in 2001.

          Compensation Committee Report

     The Compensation Committee has prepared the following report on the Company's policies with respect to the compensation of executive officers for 2001.

     The Board appointed the Compensation Committee in June 2000. Since that time, decisions on compensation of the Company's executive officers have been made by the full Board of Directors or by the Compensation Committee. No member of the Compensation Committee is an employee of the Company.

     The Compensation Committee reviews and approves base salary, annual management incentive compensation and long-term incentive awards for all corporate officers and certain other key executives, with the objective of attracting and retaining individuals of the necessary quality and stature to operate the business. The Compensation Committee considers individual contributions, performance against strategic goals and direction, and industry-wide pay practices in determining the levels of base compensation for key executives.

     Long-term incentive awards are granted to corporate officers and certain other key employees under the Company's Amended and Restated 2000 Stock Option Plan. The awards take the form of stock options which are tied directly to the market value of the Company's Common Stock.

     The Compensation Committee believes that the Amended and Restated 2000 Stock Option Plan aligns the interests of management with the shareholders and focuses the attention of management on the long-term success of the Company. A significant portion of the executives' compensation is at risk, based on the financial performance of the Company and the value of the Company's Common Stock in the marketplace.


     The Compensation Committee sets the compensation of the Company's chief executive officer based on Company performance, his performance and prevailing market conditions, and it is then approved by the Board of Directors. Stephen S. Tang, the Company's President and Chief Executive Officer, has a personal stake in the Company through his options to acquire 1,156,064 shares of Common Stock, which ties a significant percentage of Dr. Tang's personal net worth directly to the Company's performance.


     Pursuant to the terms of his employment agreement, Dr. Tang is eligible for a target bonus of 50% of his base salary. For 2001, Dr. Tang's entire bonus was guaranteed and equaled 50% of his base salary. Beginning in 2002, annual bonuses will be paid to Dr. Tang based upon the attainment of performance goals, as determined by the Compensation Committee and approved by the Board of Directors.

     Section 162(m) of the Internal Revenue Code limits to $1.0 million in a taxable year the deduction publicly held companies may claim for compensation paid to executive officers, unless such compensation is performance-based and meets certain requirements. Dr. Tang's compensation will not exceed the limit set by Code Section 162(m).

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, in whole or in part, this report shall not be deemed to be incorporated by reference into any such filings, nor will this report be incorporated by reference into any future filings made by the Company under those statutes.

                                          James L. Rawlings
                                          Chairman of the Compensation Committee
                                          Alexander MacLachlan
                                          H. David Ramm

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee consists of Alexander MacLachlan, H. David Ramm and James L. Rawlings. The Company formed this Committee in June 2000. During 1999, Mr. Rawlings served as the Company's acting Chief Executive Officer. Mr. Tang has been President and Chief Executive Officer since May 2000.

DIRECTOR COMPENSATION

     Employee directors receive no additional compensation for serving as a director of the Company. Independent directors receive cash compensation for serving in the following capacities: Chairman of the Board -- $40,000, Committee Chairman -- $3,000. Independent directors who do not serve in a chairman capacity receive $12,000. In addition, each independent director receives $1,000 for each Board and Committee meeting attended.

EXECUTIVE COMPENSATION

     The following table sets forth all compensation awarded to, earned by or paid to the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers whose annual salary and bonus exceeded $100,000 in the fiscal years ended December 31, 2001 and 2000 for services rendered in all capacities to the Company during those fiscal years ("named executive officers"). The Company's named executive officers commenced employment with the Company during 2000, except Mr. Briggs who commenced employment in 2001. Accordingly, information presented for 2000 represents compensation for a partial year.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                          COMPENSATION AWARDS
                                         ANNUAL COMPENSATION        --------------------------------
                                     ----------------------------       SHARES
                                     FISCAL                           UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION(1)        YEAR     SALARY    BONUS(2)   OPTIONS (#)(3)   COMPENSATION(4)
------------------------------       ------   --------   --------   --------------   ---------------
Stephen S. Tang....................   2001    $283,833   $130,281       143,564         $ 10,500
  President & Chief Executive
  Officer                             2000    $141,667   $235,000     1,012,500         $      0
Steven C. Amendola(5)..............   2001    $172,725   $115,000             0         $235,250
  Chief Scientific Advisor            2000    $127,083   $339,584       503,322         $      0
Norman R. Harpster, Jr.............   2001    $201,400   $ 83,411        71,476         $ 10,500
  Chief Financial Officer, Vice       2000    $ 50,000   $ 30,000       212,500         $      0
  President, Finance and
  International Business, Secretary
Terry M. Copeland..................   2001    $210,700   $ 85,800       172,500         $ 10,500
  Vice President, Product             2000    $ 27,417   $ 38,926        17,500         $      0
  Development
Rex E. Luzader.....................   2001    $202,367   $ 82,800       127,500         $ 10,500
  Vice President, Business            2000    $ 31,667   $  9,500        12,500         $      0
  Development -- Transportation
  and Hydrogen Fuel Infrastructure
Adam P. Briggs.....................   2001    $154,828   $ 81,260       150,000         $  8,750
  Vice President, Business                                                              $      0
  Development -- Distributed
  Generation
All Other Officers as a Group......   2001    $283,767   $101,741       254,188         $ 18,640
                                      2000    $ 33,333   $ 10,000        12,500         $      0

---------------
(1) Employment dates: Mr. Harpster -- October 2000, Mr. Copeland -- November 2000, Mr. Luzader -- November 2000, and Mr. Briggs -- February 2001.

(2) Bonuses indicated are for the period earned, not when paid. Bonuses earned for 2000 were paid in 2001 and Bonuses earned for 2001 were paid in 2002.

(3) The Compensation Committee designated a pool of options to grant to employees in December 2001 and allocated such options to specific employees in January 2002. A portion of the options included in the amount relate to the January 2002 allocation. Officers were given the opportunity to purchase options in lieu of all or part of their Cash Bonus. Included in the table are options which certain officers elected to purchase.

(4) Amounts indicated are the Company contributions to the Company's 401(k) plan except for the amount indicated for Steven Amendola, which amount includes a severance payment.


(5) As of October 1, 2001, Mr. Amendola became an independent consultant and was no longer employed as a full time direct employee. Mr. Amendola received a severance payment of $230,000 included in the Table under All Other Compensation. Pursuant to agreement, Mr. Amendola may be granted options to acquire up to 206,667 shares. See "Certain Transactions."

                             OPTION GRANTS IN 2001

     The following table sets forth certain information with respect to option grants to the Company's named executive officers during the Company's 2001 fiscal year other than Mr. Amendola, who received none.

                                                INDIVIDUAL GRANTS                    POTENTIAL REALIZABLE
                               ----------------------------------------------------    VALUE AT ASSUMED
                                 NUMBER OF      % OF TOTAL                              ANNUAL RATES OF
                                   SHARES        OPTIONS                              STOCK APPRECIATION
                                 UNDERLYING     GRANTED TO   EXERCISE                   FOR OPTION TERM
                                  OPTIONS       EMPLOYEES    PRICE PER   EXPIRATION  ---------------------
NAME                           GRANTED (#)(1)    IN 2001       SHARE        DATE        5%          10%
----                           --------------   ----------   ---------   ----------  ---------   ---------
Stephen S. Tang..............     125,000           8.5%      $ 4.35      1/01/2012  $ 44,286    $ 70,517
  President and Chief              18,564           1.3%      $ 4.35      1/01/2012  $  4,429    $  7,052
  Executive Officer
                                  =======          ====       ======     ==========  ========    ========
     Total...................     143,564           9.8%                             $ 48,714    $ 77,569
Norman R. Harpster, Jr.......      60,000           4.1%      $ 4.35      1/01/2012  $ 21,257    $ 33,848
  Chief Financial Officer,         11,467           0.8%      $ 4.35      1/01/2012  $  4,063    $  6,469
  Vice President, Finance and
  International Business,
  Secretary
                                  =======          ====       ======     ==========  ========    ========
     Total...................      71,467           4.9%                             $ 25,320    $ 40,317
Terry M. Copeland............      17,500           1.2%      $10.00      2/13/2011  $ 14,253    $ 22,695
  Vice President, Product          17,500           1.2%      $10.59      5/13/2011  $ 15,094    $ 24,034
  Development                      70,000           4.8%      $ 9.58      6/19/2011  $ 54,617    $ 86,968
                                   17,500           1.2%      $ 7.10      8/13/2011  $ 10,120    $ 16,114
                                   50,000           3.4%      $ 4.35      1/01/2012  $ 17,714    $ 28,207
                                  =======          ====       ======     ==========  ========    ========
     Total...................     172,500          11.8%                             $111,797    $178,018
Rex E. Luzader...............      12,500           0.9%      $11.32      2/01/2011  $ 11,524    $ 18,351
  Vice President, Business         12,500           0.9%      $10.25      5/01/2011  $ 10,435    $ 16,616
  Development, Transportation      50,000           3.4%      $ 9.58      6/19/2011  $ 39,012    $ 62,120
  and Hydrogen Fuel                12,500           0.9%      $ 7.52      8/01/2011  $  7,656    $ 12,191
  Infrastructure                   40,000           2.7%      $ 4.35      1/01/2012  $ 14,171    $ 22,566
                                  =======          ====       ======     ==========  ========    ========
     Total...................     127,500           8.8%                             $ 82,799    $131,843
Adam P. Briggs...............      50,000           3.4%      $10.50      2/20/2011  $ 42,758    $ 68,086
  Vice President, Business         50,000           3.4%      $ 9.58      6/19/2011  $ 39,012    $ 62,120
  Development -- Distributed       50,000           3.4%      $ 4.35      1/01/2012  $ 17,714    $ 28,207
  Generation
                                  =======          ====       ======     ==========  ========    ========
     Total...................     150,000          10.2%                             $ 99,485    $158,413

---------------

(1) A portion of the options indicated were actually granted in 2002 but related to fiscal 2001.

                       FISCAL YEAR-END 2001 OPTION VALUES

     The following table provides information with respect to the Company's named executive officers concerning unexercised options held by them at the end of 2001. There were no options exercised in 2001 by the Company's named executive officers.

                                                  NUMBER OF SECURITIES
                                                       UNDERLYING               VALUE OF UNEXERCISED
                                                 UNEXERCISED OPTIONS AT        IN-THE MONEY OPTIONS AT
                                                    DECEMBER 31, 2001             DECEMBER 31, 2001
                                               ---------------------------   ---------------------------
NAME                                           EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                           -----------   -------------   -----------   -------------
Stephen S. Tang..............................    356,064        800,000      $  799,151     $1,674,750
  President and Chief Executive Officer
Steven C. Amendola...........................    503,322              0      $1,167,707     $        0
  Chief Scientific Advisor
Norman R. Harpster, Jr. .....................     82,310        201,666      $  174,319     $  380,865
  Chief Financial Officer, Vice President,
  Finance and International Business
  Management, Chief Financial Officer,
  Secretary
Terry M. Copeland............................      5,834        184,166      $        0     $   43,500
  Vice President, Product Development
Rex E. Luzader...............................      4,167        135,833      $        0     $   34,800
  Vice President, Business Development --
  Transportation and Hydrogen Fuel
  Infrastructure
Adam P. Briggs...............................          0        150,000      $        0     $        0
  Vice President, Business Development --
  Distributed Generation


EMPLOYMENT AGREEMENTS


Stephen S. Tang --

     In May 2000, the Company entered into an employment agreement with Stephen
S. Tang, the Company's Chief Executive Officer and President. Dr. Tang's employment agreement provides for a base salary of $250,000 per year and a guaranteed bonus of 50% of his base salary in 2001. Beginning in 2002, annual bonuses will be paid to Dr. Tang upon the attainment of performance goals, as determined by the Compensation Committee and approved by the Board of Directors. In addition, Dr. Tang was paid a $135,000 signing bonus. Dr. Tang was granted 1,012,500 options at an exercise price of $2.90 per share, with a term of ten years in 2000 and 125,000 options at an exercise price of $4.35 per share, with a term of ten years in 2002 but relating to fiscal 2001. One third of these options vest at the end of each year of employment for the first three years. In addition, in lieu of 2001 bonus, Dr. Tang was granted options to acquire 18,564 shares at an exercise price of $4.35 with a term of ten years which are immediately exercisable. In the event that Dr. Tang's employment is terminated involuntarily or without cause, 945,000 of his options will vest as if he were employed throughout the entire year, 67,500 options will vest in accordance with the terms of the Company's Amended and Restated 2000 Stock Option Plan, and all options will have a term of one year. Furthermore, Dr. Tang will be entitled to receive a severance payment in the amount of his base salary at that time plus a one year bonus which will be the greater of half of his base salary at that time or the actual bonus received by Dr. Tang for the full year prior to such termination.

Norman R. Harpster, Jr. --


     In September 2000, the Company entered into an employment agreement with Norman R. Harpster, Jr., the Company's Vice President, Finance and International Business Management, Chief Financial Officer and Secretary. Mr. Harpster's employment agreement provides for a base salary of $200,000 per year. Mr. Harpster is eligible for a target bonus of 50% of his base salary. Mr. Harpster was granted 212,500 options at an exercise price of $2.90 per share, with a term of ten years. One third of these options vest at the end of each year of employment for the first three years. In the event that Mr. Harpster's employment is terminated involuntarily or without cause, his options will vest in accordance with the terms of the Company's Amended and Restated 2000 Stock Option Plan. Mr. Harpster was granted options to acquire 60,000 shares in 2002 relating to performance in fiscal 2001 at an exercise price of $4.35 and with a term of ten years. One third of these options vest at the end of each year. In addition, in lieu of 2001 bonus, Mr. Harpster was granted options to acquire 11,467 shares at an exercise price of $4.35 with a term of ten years which are immediately exercisable. In addition, Mr. Harpster will be entitled to receive a severance payment in the amount of his base salary at that time plus a one year bonus which will be the greater of half of his base salary at that time or the actual bonus received by Mr. Harpster for the full year prior to termination. If there is a change of control of the Company, all of Mr. Harpster's options will vest immediately and he will be entitled to the same severance and bonus he would receive if he was terminated involuntarily or without cause.


CERTAIN TRANSACTIONS


Steven C. Amendola --


     In December 2001, the Company entered into an Independent Consulting Agreement with Reaction Sciences, Inc. ("Reaction Sciences"). Steven C. Amendola, a director of the Company and formerly Vice President -- Chief Scientific Advisor of the Company, owns 100% of Reaction Sciences. Under the Independent Consulting Agreement, which became effective as of October 1, 2001, Reaction Sciences provides consulting services to the Company relating to the development, licensing, sale or distribution of technology, devices or systems related to alternative energy chemistry. Mr. Amendola receives an hourly rate for services and during 2001 was paid $29,500 as consulting fees, which amount is not included in the Summary Compensation Table above. The Independent Consulting Agreement terminates on September 30, 2002 or earlier under certain circumstances.



     Concurrently with the execution of the Independent Consulting Agreement, the Company entered into a Separation Agreement and Release in Full (the "Separation Agreement") with Mr. Amendola. Under the Separation Agreement, Mr. Amendola's Employment Agreement and his employment with the Company thereunder was discontinued effective as of October 1, 2001. Under the Separation Agreement, the Company agreed to pay to Mr. Amendola his bonus of $115,000 for fiscal year 2001 and severance of $230,000. Additionally, a portion of the unvested stock options previously granted to Mr. Amendola became exercisable as of October 1, 2001 at an exercise price of $2.90 per share. As a result of the accelerated vesting of these options, one half of the options Mr. Amendola received upon signing his employment agreement (or options to acquire 503,322 shares) are currently exercisable. The Company also agreed to provide Mr. Amendola with the opportunity to earn options to purchase up to a maximum of 166,667 shares of Common Stock at an exercise price of $2.90 per share based on hours of services provided to the Company by Reaction Sciences under the Independent Consulting Agreement. These options would be exercisable on the date of the grant and must be granted prior to February 28, 2003. The Company may also grant Mr. Amendola options to acquire up to an additional 40,000 shares at an exercise price of $2.90 per share, based on the Company's determination of the value of the services provided by Reaction Sciences under the Independent Consulting Agreement.

COMPARATIVE STOCK PRICES

     The following chart sets forth comparative information regarding the Company's cumulative stockholder return on its Common Stock since its initial public offering in August 2000. Total stockholder return is measured by dividing share price change for a period by the share price at the beginning of the measurement period. The Company's cumulative stockholder return based on an investment of $100 at August 9, 2000, when the common stock was first traded on the Nasdaq National Market, and its closing price of $5.22 on December 31, 2001 is compared to the cumulative total return of the Nasdaq National Market and the industry index based on the Company's SIC code, 3690 -- "Miscellaneous Electrical Machinery, Equipment and Supplies" during that same period assuming dividend reinvestment.

                COMPARISON OF 17 MONTH CUMULATIVE TOTAL RETURN*
                          AMONG MILLENNIUM CELL INC.,
             THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP
[TOTAL RETURN GRAPH]


                                                     MILLENNIUM CELL              NASDAQ MARKET
                                                          INC.                        INDEX                  SIC CODE INDEX
                                                     ---------------              -------------              --------------
8/09/00                                                  100.00                      100.00                      100.00
9/30/00                                                  221.88                       92.02                      127.43
12/31/00                                                 102.50                       61.62                       88.10
3/31/01                                                   74.38                       46.00                       80.85
6/30/01                                                  105.50                       54.21                       87.44
9/30/01                                                   37.40                       37.61                       58.46
12/31/01                                                  52.20                       48.89                       69.45

           APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE COMPANY'S
             CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK FROM 40,000,000 SHARES TO
             70,000,000 SHARES AND AFFIRMING THE AUTHORITY TO ISSUE
                      5,000,000 SHARES OF PREFERRED STOCK.
                                  (PROPOSAL 2)

     The Board of Directors has determined that it is advisable and in the best interests of the Company and its stockholders that Article 4 of the Company's Certificate of Incorporation be amended to increase the number of authorized shares of the Company's Common Stock from 40,000,000 to 70,000,000 shares and to affirm the authority to issue 5,000,000 shares of Preferred Stock. Accordingly, the Board of Directors has unanimously approved the amendment, has recommended that such amendment be approved and adopted by the Company's stockholders and has directed that such amendment be submitted to the Company's stockholders for approval at the Annual Meeting.

     If the Board of Directors' proposal is approved by the Company's stockholders, the Board would have authority to issue up to 70,000,000 shares of Common Stock to such persons and for such consideration as the Board of Directors may determine without further action by the stockholders except as may be required by law and the rules of the National Association of Securities Dealers. The Company also has authorized 5,000,000 shares of Preferred Stock. The proposal will not change, but will affirm, the number of authorized shares of Preferred Stock of the Company. As of the Record Date, there are 27,307,077 shares of Common Stock issued and outstanding. In addition, there are a total of 5,900,904 shares of Common Stock that have been reserved for issuance in connection with the Company's Amended and Restated 2000 Stock Option Plan (which is the subject of Proposal Three), the Company's 401(k) Plan, and other outstanding stock options and warrants. Accordingly, there remains 6,792,019 shares of Common Stock which are unissued and are not reserved for any specific purpose. As of the Record Date, there are no shares of Preferred Stock outstanding.

     The Board of Directors believes that it is in the best interests of the Company and its stockholders to increase the number of authorized shares of the Company's Common Stock in order to have additional authorized, but unissued shares available for issuance to meet business needs as they arise. The Board of Directors believes that the availability of additional shares of authorized Common Stock will provide the Company with the flexibility it may need in the future to raise additional capital for business development programs, to pursue strategic growth opportunities and other corporate synergies, to implement stock splits, to declare stock dividends or for other corporate purposes and programs designed to facilitate the expansion and growth of the Company. Additional authorized shares will also be needed for the increase in the number of shares reserved for issuance under the Company's Amended and Restated 2000 Stock Option Plan (which is the subject of Proposal 3).

     The increase in the number of authorized shares of the Company's Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue the newly authorized Common Stock without the expense and delay of a special meeting of the stockholders, except as otherwise required by applicable law or the Nasdaq Marketplace Rules. The issuance by the Company of the additional shares of Common Stock may, depending on the price and the context in which the shares are issued, dilute the stock ownership of the existing stockholders of the Company. The Company's stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future. While the Board of Directors believes it important that the Company have the flexibility that would be provided by having the additional authorized shares of Common Stock available, the Company does not have any binding commitments or arrangements that would require the issuance of such stock other than outstanding warrants and options and to employees pursuant to employment agreements.

     In addition, the Board of Directors' ability to authorize the issuance and sale of authorized but unissued shares of Common Stock could enhance the Board's bargaining capability on behalf of the Company's stockholders in a takeover situation and could, under some circumstances, be used to render more difficult or discourage a merger, tender offer, or proxy contest, the assumption of control by a holder of a large block of the Company's securities, or the removal of incumbent management, even if such a transaction were favored by the holders of the requisite number of the then outstanding shares. Accordingly, stockholders of the Company might be deprived of an opportunity to consider a takeover proposal that a third party might consider if the Company did not have authorized but unissued shares of Common Stock. The Board of Directors, however, has no current plans for any such use of the newly-authorized shares of Common Stock.


     This proposal will not change, but will reaffirm, the number of authorized shares of Preferred Stock of the Company. By voting in favor of this proposal, the Company's stockholders will reaffirm the 5,000,000 authorized shares of Preferred Stock of the Company. Pursuant to the authorization of the Certificate of Designation of the Series A Convertible Preferred Stock (the "Series A Stock"), filed on May 9, 2000, the Board designated 1,032,740 shares of Preferred Stock as Series A Stock, of which 759,368 shares were issued and sold. Those shares of Series A Stock were automatically converted to Common Stock upon the initial public offering of the Company's Common Stock on August 10, 2000. The Certificate of Designation requires that the converted shares of Series A Stock be canceled and that the authorized capital stock of the Company be likewise reduced by the number of converted shares. Thus, to comply with the Certificate of Designation, the number of authorized shares of Preferred Stock and the number of authorized shares of capital stock of the Company should be decreased by 759,368 shares. Such an amendment to the Company's Certificate of Incorporation would require the affirmative vote of at least a majority of the shares of Common Stock outstanding on the Record Date. However, the Board believes that reducing the number of authorized shares of Preferred Stock of the Company is contrary to the best interests of the Company and the Board's desire to increase the amount of capital stock available for future financings, acquisition and other general corporate purposes and that the language in the Certificate of Designation requiring such reduction was unintended. Therefore, the Board recommends that the Company forgo the reduction in authorized shares of Preferred Stock and capital stock and, instead, that the stockholders reaffirm the number of authorized shares of Preferred Stock at 5,000,000 shares.


     The text of the proposed amendment to the Certificate of Incorporation is set forth in full on Exhibit A to this Proxy Statement. In accordance with Delaware law, if approved by the stockholders, the proposed amendment will become effective upon the filing of a Certificate of Amendment relating to the amendment with the Secretary of State of Delaware, which will occur as promptly as practicable after the date of the Annual Meeting.

     Vote Required. The Stockholders are being asked to approve the adoption of an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of the Company's Common Stock from 40,000,000 to 70,000,000 shares and to affirm the authority to issue 5,000,000 shares of Preferred Stock. The affirmative vote of the holders of at least a majority of the shares of Common Stock outstanding on the Record Date is required to approve the amendment to the Company's Certificate of Incorporation. All shares of Common Stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified. If you execute and return a proxy without instruction, your shares will be voted for approval of the adoption of the Amendment to the Company's Certificate of Incorporation.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK FROM 40,000,000 TO 70,000,000 SHARES AND AFFIRMING THE AUTHORITY TO ISSUE 5,000,000 SHARES OF PREFERRED STOCK.

                  APPROVAL OF AN AMENDMENT TO THE AMENDED AND


                        RESTATED 2000 STOCK OPTION PLAN


                                  (PROPOSAL 3)



     At the Annual Meeting, the stockholders will be asked to vote on a proposal to approve an amendment to the Millennium Cell Inc. Amended and Restated 2000 Stock Option Plan (the "Plan") to increase by 3,000,000 the number of shares of Common Stock reserved for issuance under the Plan from 5,500,000 shares to 8,500,000 shares.


REASONS FOR THE PROPOSAL

     Under the Plan as currently in effect, 5,500,000 shares of Common Stock are reserved for issuance pursuant to the Plan. The Board of Directors has considered and continues to consider stock options and other stock-based long-term incentive compensation to be an essential part of the compensation packages necessary for the Company to attract and retain key members of management and critical technical employees and to motivate employees to maximize stockholder value. The Board of Directors believes that stock options and other stock-based awards play an important role in the success of the Company by encouraging and enabling key members of management and critical technical employees to acquire a proprietary interest in the Company. By continuing to provide such stock-based long-term incentive compensation, the Company will continue to align the interests of such key employees with those of the Company and its stockholders and focus the attention of management on the long term success of the Company.


     The Board of Directors expects that, as the Company expands and pursues strategic growth opportunities, its ability to attract and retain key employees will be enhanced by making additional shares of Common Stock available for the grant of stock-based awards under the Plan. Additionally, the Board of Directors recognizes that some of the Company's current employees accepted employment with the Company with the expectation that stock-based compensation would be awarded on an ongoing basis. The Board of Directors believes that the proposed increase in the number of shares reserved for issuance under the Plan is essential to permit the Company's management to continue to provide stock-based incentive compensation to present and future key employees. Accordingly, the Board of Directors recommends that the stockholders approve an amendment to the Plan to increase by 3,000,000 the number of shares of Common Stock reserved for issuance under the Plan from 5,500,000 to 8,500,000 shares.


     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting is required for approval of the amendment to the Plan to increase by 3,000,000 the number of shares of Common Stock reserved for issuance thereunder from 5,500,000 to 8,500,000 shares. All shares of Common Stock represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised, will be voted in the manner specified. If you execute and return a proxy without instruction, your shares will be voted for approval of the amendment to the Plan.

DESCRIPTION OF THE PLAN

     The following is a summary of certain features of the Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the text of the Plan, which is attached as Exhibit B to this Proxy Statement.

     The Plan was adopted in July 2000 and amended in January 2001 and in December 2001. The Plan is administered by the Compensation Committee of the Board of Directors. Presently, 5,500,000 shares of Common Stock have been reserved for issuance under the Plan. If the stockholders approve the proposed amendment to the Plan, an additional 3,000,000 shares of Common Stock will be reserved for issuance under the Plan. As of December 31, 2001, options to purchase 4,766,720 shares of Common Stock were outstanding under the Plan, with a weighted average exercise price of $5.09 per share.

     The Plan provides for the granting of the following types of awards: stock options, stock appreciation rights, restricted stock awards, performance unit awards and stock bonus awards. The terms and conditions of each type of award granted under the Plan will be specified by the Board, in its sole discretion, in a written agreement between the Company and the participant. These awards may be granted to any of the Company's employees, directors, officers or scientific advisors, or any of the Company's other key advisors or consultants who are responsible for or contribute to the Company's management, growth or success. Consultants and advisors must render bona fide services not in connection with the offer and sale of the Company's securities in a capital-raising transaction or relating to the promotion or maintenance of a market for the Company's securities.

     All of the Company's employees and directors are eligible to participate in the Plan.

                                 PLAN BENEFITS

     No determination has been made as to the grant of any options in connection with the 3,000,000 shares to be reserved for issuance under the Plan. The table below sets forth options granted during 2001.

                              AMENDED AND RESTATED
                             2000 STOCK OPTION PLAN


                                                                             NUMBER OF
NAME                                                          DOLLAR VALUE    SHARES
----                                                          ------------   ---------
Stephen S. Tang.............................................   $  624,503     143,564
  President and Chief Executive Officer
Steven C. Amendola..........................................   $        0           0
  Chief Scientific Advisor
Norman R. Harpster, Jr......................................   $  310,921      71,476
  Chief Financial Officer, Vice President, Finance and
  International Business Management, Secretary
Terry M. Copeland...........................................   $1,372,675     172,500
  Vice President, Product Development
Rex E. Luzader..............................................   $1,016,625     127,500
  Vice President, Business Development -- Transportation and
  Hydrogen Fuel Infrastructure
Adam P. Briggs..............................................   $1,221,500     150,000
  Vice President, Business Development -- Distributed
     Generation
Executive Group (7 persons).................................   $6,419,175     887,500
Non-Executive Director Group (8 persons)....................   $        0           0
Non Executive Officer Employee Group (42 persons)...........   $4,099,362     576,050


     Stock options. A stock option may be an incentive stock option or a non-qualified stock option. Only the Company's employees will be eligible to receive incentive stock options. The incentive stock option exercise price will in no event be less than 100% of the fair market value of the shares of Common Stock subject to the option on the date of grant. The non-qualified stock option exercise price will be fixed by the Board, but in no event will it be less than the par value of the shares of Common Stock subject to the option on the date of grant.

     The Plan includes change in control provisions that may result in the accelerated vesting of outstanding options held by officers of the Company upon the termination of Continued Services as such term is defined in the Plan. For purposes of the plan, "change of control" means the occurrence of any of the following:

     - any consolidation or merger of the Company pursuant to which less than 50% of the outstanding voting securities of the surviving or resulting company are owned by individuals or entities that were shareholders of the Company prior to the consolidation or merger,

     - any sale, lease, exchange or other transfer, in one transaction or a series of related transactions, of all, or substantially all, of the Company's assets, other than any sale, lease, exchange or other transfer to any company where the Company owns, directly or indirectly, 100% of the outstanding voting securities of such company after any such transfer,

     - any person, as defined in Section 13(d) of the Securities Exchange Act of 1934, other than one or more of the Company's current stockholders, the Company or any of its subsidiaries or one or more employee benefit plans established by the Company for the benefit of its employees, shall become the beneficial owner of 35% or more of the outstanding common stock of the Company, other than as the result of the Company's initial public offering, or

     - commencement by any entity, person or group (including any of their affiliates), other than the Company, of a tender offer or exchange offer where the offeror acquires more than 50% of the Company's outstanding voting securities.

     Stock appreciation rights. Stock appreciation rights entitle participants to increases in the fair market value of shares of Common Stock. Stock appreciation rights entitle a participant to receive an award equal to all, or a portion of the excess of, the fair market value of a specified number of shares of Common Stock at the time of exercise over a specified price, which shall not be less than 100% of the fair market value of the Common Stock at the time the right is granted or, if connected with a previously issued stock option, not less than 100% of the fair market value of the Common Stock at the time such stock option was granted. The Company may pay such amount in cash or in Common Stock, valued at its then fair market value, or both.

     Each agreement will state the period of time within which the stock appreciation right may be exercised, in whole or in part, subject to such terms and conditions prescribed for such purpose by the Board of Directors, provided that no stock appreciation right shall be exercisable prior to six months nor after ten years from the date of grant. The Board of Directors has the discretion to permit an acceleration of previously established exercise terms. Unless the agreement provides otherwise, in the event of a change of control, the participant shall have the right to exercise the vested portion of his or her unexercised stock appreciation right for the lesser of three months after termination or the remainder of their term.

     Performance unit awards. Performance unit awards entitle participants to future payments based upon the achievement of pre-established long-term performance objectives. The Board of Directors shall establish with respect to each performance unit award a performance period and a value. It will also establish maximum and minimum performance targets to be achieved during the applicable performance period. The achievement of maximum targets entitles a participant to payment with respect to the full value of a performance unit award. The achievement of less than the maximum targets, but in excess of the minimum targets, entitles a participant to payment with respect to a portion of a performance unit.

     Restricted stock awards. Restricted stock awards consist of shares of Common Stock restricted against transfer and subject to a substantial risk of forfeiture. Shares awarded, and the right to vote such shares and to receive dividends, may not be sold or otherwise transferred during the restriction period, except as provided in an agreement between a participant and the Company. The participant will have all the other rights of a stockholder, including the right to receive dividends and the right to vote such shares.

     Stock bonus awards. The Board of Directors may grant a stock bonus award based upon performance in terms of growth in gross revenue, earnings per share or ratios of earnings to equity or assets or, with respect to participants not subject to Section 162(m) of the Internal Revenue Code, such other measures or standards determined by the Board of Directors. Performance objectives may be reduced or eliminated, but not increased, in order to take into account unforeseen events or changes in circumstances.

     Loans. The Board may, in its sole discretion and to further the purpose of the Plan, provide for loans to persons in connection with all or any part of an award under the Plan. Loans will be evidenced by a loan agreement, promissory note or other instruments containing terms and conditions relating to interest, payment, schedules, collateral, forgiveness and acceleration as the Board will prescribe from time to time.

                        FEDERAL INCOME TAX CONSEQUENCES

     Stock Options. An optionee will not generally recognize taxable income upon the grant of a Non-Qualified Stock Option to purchase shares of Common Stock. Upon exercise of the option, the optionee will generally recognize ordinary income for federal income tax purposes equal to the excess of the fair market value of the shares over the exercise price. The tax basis of the shares in the hands of the optionee will equal the exercise price paid for the shares plus the amount of ordinary compensation income the optionee recognizes upon exercise of the option, and the holding period for the shares for capital gains purposes will commence on the day the option is exercised. An optionee who sells any of the shares will recognize capital gain or loss measured by the difference between the tax basis of the shares and the amount realized on the sale. The Company will be entitled to a federal income tax deduction equal to the amount of ordinary compensation income recognized by the optionee. The deduction will be allowed at the same time the optionee recognizes the income.

     An optionee will not generally recognize income upon the grant of an Incentive Stock Option to purchase shares of Common Stock and will not generally recognize income upon exercise of the option, provided the optionee is an employee of the Company or a subsidiary at all times from the date of grant until three months prior to exercise. However, the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price will be includable for purposes of determining any alternative minimum taxable income of an optionee. If an optionee who has exercised an Incentive Stock Option sells the shares acquired upon exercise more than two years after the grant date and more than one year after exercise, capital gain or loss will be recognized equal to the difference between the sales price and the exercise price. An optionee who sells the shares within two years after the grant date or within one year after exercise will recognize ordinary compensation income in an amount equal to the lesser of the difference between (a) the exercise price and the fair market value of the shares on the date of exercise, and (b) the exercise price and the sales proceeds. Any remaining gain or loss will be treated as a capital gain or loss. The Company will be entitled to a federal income tax deduction equal to the amount of ordinary compensation income recognized by the optionee in this case. The deduction will be allowable at the same time the optionee recognizes the income.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED 2000 STOCK OPTION PLAN TO INCREASE BY 3,000,000 THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE PLAN FROM 5,500,000 TO 8,500,000 SHARES.

                     RATIFICATION OF THE APPOINTMENT OF THE
                    COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS
                                  (PROPOSAL 4)

     Effective March 7, 2000, the Company engaged the accounting firm of Ernst & Young LLP as the Company's principal independent accountants. The Board of Directors approved the recommendation of the Audit Committee for the appointment of Ernst & Young LLP to audit the financial statements of the Company for the fiscal year ended December 31, 2002. If the stockholders do not ratify the appointment of Ernst & Young LLP, the Board of Directors may reconsider its selection.

     Ernst & Young LLP performed various audit and other services for the Company during fiscal year 2001. Such services included an audit of annual financial statements, interim reviews of quarterly financial statements, review and consultation connected with certain filings with the SEC, consultation on tax, financial accounting and reporting matters, and meetings with the Audit Committee of the Board of Directors.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

INFORMATION CONCERNING FEES PAID TO THE COMPANY'S AUDITORS

     Set forth below is certain information concerning fees billed to the Company by Ernst & Young LLP in respect of services provided in 2001. As indicated below, in addition to auditing and reviewing the Company's financial statements, Ernst & Young LLP provided the Company with other services in 2001. The Audit Committee has determined that the provision of these other services is compatible with maintaining the independence of Ernst & Young LLP.

     Audit Fees. Ernst & Young LLP audit fees for 2001 were $130,000, consisting of (1) professional services rendered for the audit of the Company's annual financial statements for 2001 and (2) the reviews of the financial statements included in the Company's reports on Form 10-Q for periods within 2001.

     Financial Information Systems, Design, and Implementations Fees. Ernst & Young LLP did not provide any services to the Company in 2001 relating to the design and implementation of financial information systems.

     Other Fees. Ernst & Young LLP billed the Company aggregate fees of $248,000 for other services rendered in 2001, principally related to non-audit services. Non-audit services consisted primarily of (1) tax-related services, including consulting on international and domestic tax issues and planning and compiling data for tax returns and (2) services related to human resource matters, including market compensation analysis and assisting management developing employee compensation policies.


     The stockholders are being asked to ratify the Board's appointment of Ernst & Young LLP. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for the ratification and approval of the appointment of independent accountants. All shares of Common Stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified. If you execute and return a proxy without instruction, your shares will be voted for ratification of the appointment of Ernst & Young LLP as independent accountants for the Company for fiscal year 2002.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION AND APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR FISCAL YEAR 2002.

                           COMMON STOCK OWNERSHIP OF
                     PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Company's Common Stock by the following as of March 1, 2002:

     - all persons known by the Company to own beneficially 5% or more of the Company's Common Stock,

     - each of the Company's directors,

     - each of the Company's named executive officers, and

     - all directors and executive officers as a group.

     Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares of Common Stock beneficially owned by the stockholder.

                                                                                     PERCENTAGE OF
                                                              NUMBER OF SHARES           SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER                         BENEFICIALLY OWNED       OUTSTANDING
------------------------------------                         ------------------    ------------------
FIVE PERCENT STOCKHOLDERS:
GP Strategies Corporation(1)...............................      3,952,083(2)             14.3%
Lenz Family Partners L.L.P.(3).............................      2,269,760                 8.3%
Stephen D. Weinroth(4).....................................      3,619,378                13.3%
DIRECTORS AND EXECUTIVE OFFICERS:
G. Chris Andersen(4).......................................      3,856,678                13.2%
Stephen S. Tang(5).........................................        358,064(6)              1.3%
Steven C. Amendola(5)......................................        558,012(7)              2.0%
Kenneth R. Baker(5)........................................         75,000(8)                *
William H. Fike(5).........................................         75,000(8)                *
Alexander MacLachlan(5)....................................         75,000(8)                *
Zoltan Merszei(5)..........................................         75,000(8)                *
H. David Ramm(5)...........................................         75,000(8)                *
James L. Rawlings(4).......................................        649,716                 2.4%
Adam P. Briggs(5)..........................................         17,217(9)                *
Terry M. Copeland(5).......................................         11,668(10)               *
Curtis C. Cornell, Jr.(5)..................................         13,501(11)               *
Norman R. Harpster, Jr.(5).................................         92,310(12)               *
Rex E. Luzader(5)..........................................         13,334(13)               *
Katherine M. McHale........................................         11,872(14)               *
All directors and executive officers as a group (15
  persons).................................................      5,957,372(15)           20.77%

---------------
  *  Less than 1%

 (1) Address is 9 West 57th Street, Suite 4170, New York, New York 10019.

 (2) Based on Schedule 13G dated February 14, 2002. Includes 250,000 options exercisable within 60 days. Includes 447,715 shares of the Company's common stock owned by GP Strategies Corporation ("GP") that are subject to options granted by GP to certain employees of GP under GP's Millennium Stock Option Plan. Pursuant to a voting agreement dated as of April 27, 2001 between GP and Scott N. Greenberg, GP has agreed that any shares of the Company's Common Stock owned by GP will be voted in the same manner and in the same proportion as the remaining stockholders of the Company.

 (3) Based on Schedule 13G dated September 11, 2000. Address is 90 Broad Street, New York, New York 10004.

 (4) Address is Andersen, Weinroth & Co., 1330 Avenue of the Americas, 36th Floor, New York, New York 10019. Messrs. Weinroth, Andersen and Rawlings are principals in Andersen, Weinroth & Co. The Company has been advised that none of them has shared voting or investment power with respect to the shares of common stock beneficially owned by any other principal in that firm.

 (5) Address is 1 Industrial Way West, Eatontown, New Jersey 07724.

 (6) Includes options to acquire 356,064 shares exercisable within 60 days. Does not include options to acquire 800,000 shares not exercisable within 60 days.

 (7) Includes options to acquire 503,322 shares exercisable within 60 days and does not include options to acquire up to 206,667 which may be granted under the Separation Agreement.

 (8) Includes options to acquire 75,000 shares exercisable within 60 days.

 (9) Includes options to acquire 16,667 shares exercisable within 60 days. Does not include options to acquire 133,333 shares not exercisable within 60 days.

(10) Includes options to acquire 11,668 shares exercisable within 60 days. Does not include options to acquire 178,332 shares not exercisable within 60 days.

(11) Includes options to acquire 12,501 shares exercisable within 60 days. Does not include options to acquire 117,499 shares not exercisable within 60 days.

(12) Includes options to acquire 82,310 shares exercisable within 60 days. Does not include options to acquire 201,666 shares not exercisable within 60 days.

(13) Includes options to acquire 8,334 shares exercisable within 60 days. Does not include options to acquire 131,666 shares not exercisable within 60 days.

(14) Includes options to acquire 10,022 shares exercisable within 60 days. Does not include options to acquire 126,666 shares not exercisable within 60 days.

(15) Includes options to acquire 1,375,888 shares exercisable within 60 days. Does not include options to acquire 1,689,162 shares not exercisable within 60 days.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities to file reports of initial ownership and reports of changes in ownership with the Securities and Exchange Commission and furnish the Company with copies of such reports. Based solely on a review of the copies of reports furnished to the Company by its executive officers, directors and persons who beneficially own more than ten percent of the Company's equity securities and written representations from the Company's executive officers and directors, the Company believes that, during the preceding year, all filing requirements applicable to the Company's executive officers, directors and ten percent beneficial owners under Section 16(a) were satisfied, except that the Company delayed in filing the Initial Statement of Beneficial Ownership of Securities with respect to one of the Company's newly hired executive officers(1), the Company or its agent delayed in filing one Statement of Changes in Beneficial Ownership of Securities as to one purchase of Company Common Stock by one of the Company's executive officers(2) and the Company or its agent delayed in filing two Statements of Changes in Beneficial Ownership of Securities for one of the Company's shareholders(3) who beneficially owns more than ten percent of the Company's Common Stock that reflected a total of six transactions.


SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Any proposal or proposals by a stockholder intended to be included in the Company's proxy statement and form of proxy relating to the 2003 annual meeting of stockholders must be received by the Company no later than November 18, 2002, pursuant to the proxy solicitation rules of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2003 Annual Meeting of Stockholders any stockholder proposal which may be omitted from the Company's proxy materials pursuant to applicable regulations of the SEC in effect at the time such proposal is received.

---------------


(1) Katherine M. McHale


(2) Rex E. Luzader


(3) Stephen D. Weinroth

             OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors of the Company does not know of any other matters to be presented for a vote at the Annual Meeting. If, however, any other matter should properly come before the Annual Meeting or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          /s/ G. CHRIS ANDERSEN
                                          G. Chris Andersen
                                          Chairman


Eatontown, New Jersey
March 25, 2002


A COPY OF THE ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 ACCOMPANIES THIS PROXY STATEMENT. THIS REPORT IS A COMBINED REPORT WITH THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY WILL PROVIDE COPIES OF THE EXHIBITS TO THE FORM 10-K UPON PAYMENT OF A REASONABLE FEE, UPON RECEIPT OF A REQUEST ADDRESSED TO THE CORPORATE SECRETARY, MILLENNIUM CELL INC., 1 INDUSTRIAL WAY WEST, EATONTOWN, NEW JERSEY 07724.

                                                                       EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                              MILLENNIUM CELL INC.

     Millennium Cell Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies that:

          1. The name of the Corporation is Millennium Cell Inc.

          2. The Board of Directors of said corporation, by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Restated Certificate of Incorporation of said corporation:

             RESOLVED, that the Certificate of Incorporation of the Corporation be amended by striking out Article 4 thereof and by substituting in lieu of said Article the following new Article 4:

              "4. The Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is 75,000,000 shares. 70,000,000 shall be Common Stock, par value $0.001 per share, and 5,000,000 shall be Preferred Stock, par value $0.001 per share.

       and further providing that the proposed amendment to the Certificate of Incorporation be presented to the stockholders of said corporation for consideration at the annual meeting of stockholders.

          3. Pursuant to resolution of its Board of Directors, the annual meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment of the Certificate of Incorporation herein certified.

          4. That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 222 and 242 of the General Corporation Law of the State of Delaware.

     The effective date of this Certificate of Amendment to the Corporation's Certificate of Incorporation shall be upon filing.

Signed on             , 2002.

                                          MILLENNIUM CELL INC.

                                          By:
                                          --------------------------------------
                                                      Stephen S. Tang
                                               President and Chief Executive
                                                           Officer

                                                                       EXHIBIT B

                              MILLENNIUM CELL INC.

                              AMENDED AND RESTATED

                             2000 STOCK OPTION PLAN
                   (AMENDED EFFECTIVE AS OF DECEMBER 1, 2001)

                              MILLENNIUM CELL INC.
                             2000 STOCK OPTION PLAN

     SECTION 1. Purpose. The purpose of the Millennium Cell Inc. 2000 Stock Option Plan (the "Plan") is to foster and promote the long-term financial success of Millennium Cell Inc., a Delaware corporation (the "Company"), and its Subsidiaries and thereby increase stockholder value. The Plan provides for the award of long-term incentives to those directors, consultants, advisers, officers and other employees who make substantial contributions to the Company or its Subsidiaries by their loyalty, industry and invention.

     SECTION 2. Definitions. For purposes of this Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

     2.1 "Board" means the Board of Directors of the Company.

     2.2 "Cause" means any one of the following: the Participant's conviction for any felony crime, the Participant's refusal to perform his or her assigned duties, engaging in any act of fraud injurious to the Company or any Subsidiary, the Participant's breach of any contract where such breach is materially injurious to the Company or any Subsidiary, engaging in any conduct that constitutes willful gross neglect with respect to the Company or any Subsidiary and engaging in willful misconduct that results in material economic harm to the Company or any Subsidiary.

     2.3 "Change of Control" means the occurrence of any of the following:

          (i) the Board votes to approve:

             (A) any consolidation or merger of the Company pursuant to which less than 50% of the outstanding voting securities of the surviving or resulting company are owned by the individuals or entities which were shareholders of the Company prior to the consolidation or merger;

             (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company other than any sale, lease, exchange or other transfer to any company where the Company owns, directly or indirectly, 100% of the outstanding voting securities of such company after any such transfer;

          (ii) any person (as such term is used in Section 13(d) of the Exchange
     Act), other than one or more current shareholders, the Company, a Subsidiary, or one or more employee benefit plans established by the Company for the benefit of employees of the Company or its subsidiaries, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) whether directly, indirectly, beneficially or of record, of 35% or more of outstanding Common Stock (other than as the result of an initial public offering);

          (iii) commencement by any entity, person, or group (including any affiliate thereof, other than the Company) of a tender offer or exchange offer where the offeree acquires more than 50% of the outstanding voting securities of the Company.

     2.4 "Code" means the Internal Revenue Code of 1986, as amended.

     2.5 "Committee" shall have the meaning provided in Section 3 of the Plan.

     2.6 "Common Stock" means the common stock, $.001 par value, of the Company.

     2.7 "Constructive Discharge" means upon or within 18 months of a "Change in Control," the termination of a Participant's Continuous Service by the Participant on account of (i) a material reduction in the Participant's compensation, (ii) a material reduction in the level or scope of job responsibility or status of the Participant occurring without the Participant's consent, or (iii) the relocation of a Participant to a location which is more than 50 miles from the office of the Company where the Participant was previously located to which the Participant has not agreed.

     2.8 "Continuous Service" means that the Participant's service with the Company or any Subsidiary whether as an employee, officer, director, adviser or consultant, is not interrupted or terminated. Subject to

Section 2.7 above, the Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or any Subsidiary as an employee, officer, consultant, adviser or director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an employee of the Company to a consultant of a Subsidiary or a director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

     2.9 "Disability" means, as it relates to the exercise of an Incentive Stock Option after termination of employment, a disability within the meaning of
Section 22(e)(3) of the Code, and for all other purposes, a mental or physical condition which, in the opinion of the Committee, renders a Participant unable or incompetent to carry out the job responsibilities which such Participant held or the tasks to which such Participant was assigned at the time the disability was incurred, and which is expected to be permanent or for an indefinite duration exceeding one year.

     2.10 "Effective Date" shall have the meaning provided in Section 27 of the Plan.

     2.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.12 "Fair Market Value" means, as determined by the Committee, the last sale price as quoted on the National Market System on the trading day immediately preceding the date for which the determination is being made or, in the event that no such sale takes place on such day, the average of the reported closing bid and asked prices on such day, or, if the Common Stock of the Company is listed on a national securities exchange, the last reported sale price on the principal national securities exchange on which the Common Stock is listed or admitted to trading on the trading day immediately preceding the date for which the determination is being made or, if no such reported sale takes place on such day, the average of the closing bid and asked prices on such day on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not quoted on such National Market System nor listed or admitted to trading on a national securities exchange, then the average of the closing bid and asked prices on the day immediately preceding the date for which the determination is being made in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for the Common Stock on such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in the Common Stock selected for such purpose by the Board or a committee thereof. If none of the foregoing is applicable, then the fair market value of the Common Stock shall be its value as determined in connection with the Company's most recent corporate financing; provided, however, that if a significant event (as determined in good faith by the Committee in its sole discretion) has occurred with respect to the Company since the Company's most recent corporate financing, the value of the Common Stock shall be determined in good faith by the Committee in its sole discretion.

     2.13 "Immediate Family" means the Participant's spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren (and, for this purpose, shall also include the Participant.

     2.14 "Incentive Stock Option" means a stock option granted under the Plan which is intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     2.15 "Listing Date" means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

     2.16 "Non-Qualified Stock Option" means a stock option granted under the Plan which is not intended to be an Incentive Stock Option, including any stock option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option nor as an option described in Section 423(b) of the Code.

     2.17 "Parent Company" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option, each of the corporations other than the Company owns stock possessing 50 percent or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

     2.18 "Participant" shall mean any employee, director or officer of, or key adviser or consultant to, the Company or any Subsidiary to whom an award is granted under the Plan.

     2.19 "Performance Unit Award" means an award made pursuant to Section 8.

     2.20 "Plan Year" means the twelve-month period beginning on January 1 and ending on December 31; provided, however, that the first Plan Year shall be a short Plan Year beginning on the Effective Date and ending on December 31, 2000.

     2.21 "Restricted Stock Award" means an award of shares of Common Stock pursuant to Section 9.

     2.22 "Retirement" means termination of a Participant's Continuous Service on or after the Participant's 65th birthday other than as a result of death, Disability or termination for Cause.

     2.23 "Stock Appreciation Right" means an award made pursuant to Section 7.

     2.24 "Stock Bonus Award" means an award made pursuant to Section 10.

     2.25 "Stock Option" means any option to purchase Common Stock granted pursuant to Section 6.

     2.26 "Subsidiary" means: (i) as it relates to Incentive Stock Options, any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain; and (ii) for all other purposes, a company, domestic or foreign, of which not less than 50 percent of the voting shares are held by the Company or by a Subsidiary, whether or not such company now exists or is hereafter organized or acquired by the Company or by a Subsidiary.

     2.27 "Term of the Plan" means the period beginning on the Effective Date and ending on the earlier to occur of (i) the date the Plan is terminated by the Committee in accordance with Section 24 and (ii) the date which is ten years from the Effective Date.

     SECTION 3. Administration. The Plan shall be administered by the Board or a committee of the Board (as the Board in its sole discretion shall determine); provided, however, that if the Company registers any class of equity security pursuant to Section 12 of the Exchange Act, and if the Plan is to be administered by a committee, then such committee shall consist of two or more members of the Board, each of whom shall each qualify as a "Non-employee Director" within the meaning of Rule 16b-3 of the Exchange Act and also qualify as an "outside director" within the meaning of Section l62(m) of the Code and regulations pursuant thereto. For purposes of the Plan, the Board acting in this capacity or the Committee described in the preceding sentence shall be referred to as the "Committee". The Committee shall have the power and authority to grant to eligible persons pursuant to the terms of the Plan: (1) Stock Options, (2) Stock Appreciation Rights, (3) Restricted Stock Awards, (4) Performance Unit Awards, (5) Stock Bonus Awards, or (6) any combination of the foregoing.

     The Committee shall have authority in its discretion to interpret the provisions of the Plan and to decide all questions of fact arising in its application; to select the persons to whom awards shall be made under the Plan; to determine whether and to what extent awards shall be made under the Plan; to determine the types of award to be made and the amount, size, terms and conditions of each such award; to determine the time when the awards shall be granted; to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under the Plan shall be deferred either automatically or at the election of the Participant; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and to make all other determinations necessary or advisable for the administration of the Plan.

     The Committee shall have authority in its discretion to vary the terms of the Plan to the extent necessary to comply with federal, state or local law. The Committee also shall have the authority in its discretion to vary the terms of the Plan and any award: (i) to the extent necessary to comply with federal, state or local law; (ii) to change the period over which awards vest and are exercisable (which period may be accelerated or extended at any time and from time to time in the discretion of the Committee) including in the event of termination of a Participant's Continuous Service; and (iii) to waive performance objectives and targets.

     Notwithstanding anything in the Plan to the contrary, with respect to any Participant or eligible person who is resident outside of the United States, the Committee may, in its sole discretion, amend the terms of the Plan in order to conform such terms with the requirements of local law or to meet the objectives of the Plan. The Committee may, where appropriate, establish one or more sub-plans for this purpose.

     All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons who participate in the Plan.

     All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons.

     SECTION 4. Common Stock Subject to the Plan.

     4.1 Share Reserve. There shall be reserved and available for issuance under the Plan 8,500,000 shares of Common Stock, subject to such adjustment as may be made pursuant to Section 23.

     4.2 Source of Shares/Reversion of Shares. Such shares may consist in whole or in part of authorized and unissued shares or treasury shares or any combination thereof as the Committee may determine. Except as otherwise provided herein, any shares subject to an option or right which for any reason expires or is terminated unexercised, becomes unexercisable, or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are surrendered to the Company in connection with any award (whether or not such surrendered shares were acquired pursuant to any award), or if any shares are withheld by the Company, the shares subject to such award and the surrendered and withheld shares shall thereafter be available for further awards under the Plan; provided, however, that any such shares that are surrendered to or withheld by the Company in connection with any award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to Incentive Stock Options. No awards may be granted following the end of the Term of the Plan.

     4.3 Code Section 162(m) Limitation. The total number of shares of Common Stock for which (i) Stock Options, (ii) Stock Appreciation Rights, and (iii) Restricted Stock Awards and Stock Bonus Awards that are subject to the attainment of performance criteria to protect against loss of deductibility under Section 162(m) of the Code, may be granted to any employee during any twelve month period shall not exceed 1,100,000 in the aggregate, subject to adjustment pursuant to Section 23. The maximum amount that may be earned under Performance Unit Awards that are subject to the attainment of performance criteria to protect against loss of deductibility under Section 162(m) of the Code, by any employee during any twelve month period shall not exceed $1,000,000. This Section 4.3 shall not apply prior to the Listing Date and, following the Listing Date, this Section 4.3 shall not apply until (i) the earliest of: (1) the first material modification of the Plan (including any increase in the number of shares of Common Stock reserved for issuance under the Plan in accordance with Section 4.1); (2) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (3) the expiration of the Plan; or (4) the first meeting of shareholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or (ii) such other date required by
Section 162(m) of the Code and the rules and regulations promulgated thereunder.

     SECTION 5. Eligibility to Receive Awards. An award may be granted to any employee, director, or officer of, or key adviser or consultant to, the Company or any Subsidiary, who is responsible for or contributes to the management, growth or success of the Company or any Subsidiary, provided that bona fide services shall be rendered by consultants or advisers to the Company or its Subsidiaries and such services must not be in connection with the offer and sale of securities in a capital-raising transaction and must not directly or indirectly promote or maintain a market for the Company's securities. Subject to the preceding sentence, the Committee shall have the sole authority to select the persons to whom an award is to be granted hereunder and to determine what type of award is to be granted to each such person. No person shall have any right to participate in the Plan. Any person selected by the Committee for participation during any one period will not by virtue of such participation have the right to be selected as a Participant for any other period.

     SECTION 6. Stock Options. A Stock Option may be an Incentive Stock Option or a Non-Qualified Stock Option. Only employees of the Company or any Parent or Subsidiary of the Company are eligible to receive Incentive Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. Stock Options may be granted alone or in addition to other awards granted under the Plan. The terms and conditions of each Stock Option granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written option agreement between the Company and the Participant in such form as the Committee shall approve from time to time. No person shall have any rights under any Stock Option granted under the Plan unless and until the Company and the person to whom such Stock Option shall have been granted shall have executed and delivered an agreement expressly granting the Stock Option to such person and containing provisions setting forth the terms for the Stock Option. The terms and conditions of each Incentive Stock Option shall be such that each Incentive Stock Option issued hereunder shall constitute and shall be treated as an "incentive stock option" as defined in Section 422 of the Code. The terms and conditions of each Non-Qualified Stock Option will be such that each Non-Qualified Stock Option issued hereunder shall not constitute nor be treated as an "incentive stock option" as defined in Section 422 of the Code or an option described in Section 423(b) of the Code and will be a "non-qualified stock option" for federal income tax purposes. The terms and conditions of any Stock Option granted hereunder need not be identical to those of any other Stock Option granted hereunder. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

     6.1 Type of Option. Each option agreement shall identify the option represented thereby as an Incentive Stock Option or a Non-Qualified Stock Option, as the case may be.

     6.2 Option Price. The Incentive Stock Option exercise price shall be fixed by the Committee but shall in no event be less than 100 percent (or 110 percent in the case of an employee referred to in Section 6.7(ii) below) of the Fair Market Value of the shares of Common Stock subject to the Incentive Stock Option on the date the Incentive Stock Option is granted. The Non-Qualified Stock Option exercise price shall be fixed by the Committee but in no event shall be less than the par value of the Common Stock.

     6.3 Exercise Term. Each option agreement shall state the period or periods of time within which the Stock Option may be exercised, in whole or in part, which shall be such period or periods of time as may be determined by the Committee, provided that no Stock Option shall be exercisable after ten years from the date of grant thereof (or, in the case of an Incentive Stock Option granted to an employee referred to in Section 6.7(ii) below, such term shall in no event exceed five (5) years from the date on which such Incentive Stock Option is granted); provided further, each option granted under the Plan shall become exercisable six (6) months after the grant date, unless specifically stipulated otherwise under the option agreement. The Committee shall have the power to permit an acceleration of previously established exercise terms, subject to the requirements set forth herein, upon such circumstances and subject to such terms and conditions as the Committee deems appropriate.

     6.4 Payment for Shares. A Stock Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the option agreement by the Participant entitled to exercise the Stock Option and full payment for the shares of Common Stock with respect to which the Stock Option is exercised has been received by the Company. The Committee, in its sole discretion, may permit all or part of the payment of the exercise price to be made, to the extent permitted by applicable statutes and regulations, either: (i) in cash, by check or wire transfer, (ii) in any other form of legal consideration as provided for under the terms of the Stock Option agreement, or (iii) in the event the

Common Stock is listed on any United States securities exchange or traded on NASDAQ or on an over-the-counter quotation system in the United States, through the delivery of irrevocable instructions to a broker to deliver property to the Company in an amount equal to the aggregate exercise price for the shares being purchased. In lieu of payment in fractions of shares, payment of any fractional share amount shall be made in cash or check payable to the Company. No shares of Common Stock shall be issued to any Participant upon exercise of a Stock Option until the Company receives full payment therefor as described above. Upon the receipt of notice of exercise and full payment for the shares of Common Stock, the shares of Common Stock shall be deemed to have been issued and the Participant shall be entitled to receive such shares of Common Stock and shall be a stockholder with respect to such shares, and the shares of Common Stock shall be considered fully paid and nonassessable. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the stock certificate is issued, except as provided in Section 23 of the Plan. Each exercise of a Stock Option shall reduce, by an equal number, the total number of shares of Common Stock that may thereafter be purchased under such Stock Option.

     6.5 Rights upon Termination of Continuous Service or Change of
Control. Unless otherwise determined by the Committee and set forth in the option agreement, in the event that a Participant's Continuous Service terminates for any reason, other than death, Retirement, Disability, or for Cause, any rights of the Participant under any Stock Option shall immediately terminate; provided, however, that the Participant (or any successor or legal representative) shall have the right to exercise the Stock Option (to the extent that the Stock Option was exercisable at the time of termination) within a period equal to the lesser of: (i) three (3) months after the effective date of such termination of Continuous Service, and (ii) the remainder of the term set forth in the Stock Option agreement.

     Unless otherwise determined by the Committee and set forth in the option agreement, in the event that a Participant's Continuous Service terminates for Cause, the Participant (or any successor or legal representative) shall not have any rights under any Stock Option, and the Company shall not be obligated to sell or deliver shares of Common Stock (or have any other obligation or liability) under the Plan. The Committee shall determine in its sole discretion whether the Participant's Continuous Service shall have been terminated for Cause. In the event of such determination, the Participant (or any successor or legal representative) shall have no right under any Stock Option to purchase any shares of Common Stock regardless of whether the Participant (or any successor or legal representative) shall have delivered a notice of exercise prior to the making of such determination. Any Stock Option may be terminated entirely by the Committee at the time or at any time subsequent to a determination by the Committee under this Section 6.5 which has the effect of eliminating the Company's obligation to sell or deliver shares of Common Stock under such Stock Option.

     Unless otherwise determined by the Committee and set forth in the option agreement, in the event that a Participant's Continuous Service terminates due to a Participant's Retirement prior to the expiration of the Stock Option and without the Participant's having fully exercised the Stock Option, the Stock Option shall be deemed to be fully exercisable, and the Participant or his successor or legal representative shall have the right to exercise the Stock Option within a period of three (3) months following such Retirement.

     Unless otherwise determined by the Committee and set forth in the option agreement, in the event that a Participant's Continuous Service terminates due to a Participant's Disability prior to the expiration of the Stock Option and without the Participant's having fully exercised the Stock Option, the Stock Option shall be deemed to be exercisable as the Committee, in its sole discretion, may determine, and the Participant or his successor or legal representative shall have the right to exercise the Stock Option within the period determined by the Committee.

     Unless otherwise determined by the Committee and set forth in the option agreement, in the event that a Participant's Continuous Service terminates due to a Participant's death prior to the expiration of the Stock Option and without the Participant's having fully exercised the Stock Option, the Stock Option shall be deemed to be fully exercisable, and the Participant's successor or legal representative shall have the right to exercise the Stock Option within a period of twelve (12) months following the Participant's death.

     The Stock Option agreement may, but need not, include a provision whereby the Participant may elect at any time before the Participant's Continuous Service terminates to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company (including but not limited to the Right of Repurchase under Section 14) or to any other restriction the Committee determines to be appropriate.

     Unless otherwise determined by the Committee and set forth in the option agreement, in the event of a Change of Control prior to the date a Participant's Continuous Service terminates, each outstanding Stock Option granted to such Participant shall be assumed or an equivalent Stock Option substituted by the successor corporation (or a parent or subsidiary of the successor corporation). In the event that the successor corporation (or a parent or subsidiary of the successor corporation) refuses to assume or substitute for each Stock Option, each Stock Option shall continue to vest and be exercisable in accordance with the terms and conditions of each such Stock Option. Notwithstanding any provision of this Plan to the contrary, in the event that any Participant who is an officer of the Company or a Subsidiary has his or her Continuous Service terminated by reason of a Constructive Discharge, each unexercised Stock Option granted to such Participant shall immediately become 100% vested and exercisable as of the date of the termination of such Participant's Continuous Service.

     6.6 Re-load Options. Without in any way limiting the authority of the Committee to make or not to make grants of Stock Options hereunder, the Committee shall have the authority (but not an obligation) to include as part of any Stock Option a provision entitling the Participant to a further Stock Option (a "Re-Load Option") in the event the Participant exercises the original Stock Option, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Stock Option agreement. Any such Re-Load Option shall (i) provide for a number of shares of Common Stock equal to the number of shares of Common Stock surrendered as part or all of the exercise price of such Stock Option; (ii) have an expiration date which is the same as the expiration date of the Stock Option the exercise of which gave rise to such Re-Load Option; and (iii) have an exercise price fixed by the Committee, but in no event shall the exercise price be less than the par value of the Common Stock. Notwithstanding the foregoing, a Re-Load Option shall be subject to the same exercise price and term provisions heretofore described for Stock Options under the Plan.

     Any such Re-Load Option may be an Incentive Stock Option or a Non-Qualified Stock Option, as the Committee may designate at the time of the grant of the original Stock Option; provided, however, the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the $100,000 annual limitation on the exercisability of Incentive Stock Options described in Section 6.7 and in
Section 422(d) of the Code. Furthermore, any Re-Load Option designated as an Incentive Stock Option shall have an exercise price which is equal to 100 percent of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Stock Option. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares of Common Stock under Section 4.1 and the limitation on the grants of Stock Options under Section 4.3 and shall be subject to such other terms and conditions as the Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Stock Options.

     6.7 Special Incentive Stock Option Rules. Notwithstanding the foregoing, in the case of an Incentive Stock Option, each option agreement shall contain such other terms, conditions and provisions as the Committee determines necessary or desirable in order to qualify such Stock Option as an Incentive Stock Option under the Code including, without limitation, the following:

          (i) To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock, with respect to which Incentive Stock Options granted under this Plan (and all other plans of the Company and its Subsidiaries) become exercisable for the first time by any person in any calendar year, exceeds $100,000, such options shall be treated as Non-Qualified Stock Options; and

          (ii) No Incentive Stock Option shall be granted to any employee if, at the time the Incentive Stock Option is granted, the employee (by reason of the attribution rules applicable under Section 424(d) of the Code) owns more than 10 percent of the combined voting power of all classes of stock of the

     Company or any Parent or Subsidiary unless at the time such Incentive Stock Option is granted the option price is at least 110 percent of the Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the shares of Common Stock subject to the Incentive Stock Option and such Incentive Stock Option by its terms is not exercisable after the expiration of five years from the date of grant.

     If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option shall thereafter be treated as a Non-Qualified Stock Option.

     SECTION 7. Stock Appreciation Rights. Stock Appreciation Rights entitle Participants to increases in the Fair Market Value of shares of Common Stock. The terms and conditions of each Stock Appreciation Right granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Company and the Participant in such form as the Committee shall approve from time to time. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

     7.1 Award. Stock Appreciation Rights shall entitle the Participant, subject to such terms and conditions determined by the Committee, to receive upon exercise thereof an award equal to all or a portion of the excess of: (i) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise, over (ii) a specified price which shall not be less than 100 percent of the Fair Market Value of the Common Stock at the time the right is granted or, if connected with a previously issued Stock Option, not less than 100 percent of the Fair Market Value of the Common Stock at the time such Stock Option was granted. Such amount may be paid by the Company in cash, Common Stock (valued at its then Fair Market Value) or any combination thereof, as the Committee may determine. Stock Appreciation Rights may be, but are not required to be, granted in connection with a previously or contemporaneously granted Stock Option. In the event of the exercise of a Stock Appreciation Right, the number of shares reserved for issuance hereunder shall be reduced by the number of shares covered by the Stock Appreciation Right.

     7.2 Term. Each agreement shall state the period or periods of time within which the Stock Appreciation Right may be exercised, in whole or in part, subject to such terms and conditions prescribed for such purpose by the Committee provided that no Stock Appreciation Right shall be exercisable prior to six months nor after ten years from the date of grant thereof. The Committee shall have the power to permit an acceleration of previously established exercise terms, subject to the requirements set forth herein, upon such circumstances and subject to such terms and conditions as the Committee deems appropriate.

     7.3 Rights upon Termination of Continuous Service or Change of
Control. Unless otherwise determined by the Committee and set forth in the Stock Appreciation Right agreement, in the event that a Participant's Continuous Service terminates for any reason, other than death, Retirement, Disability or for Cause, any rights of the Participant under any Stock Appreciation Right shall immediately terminate; provided, however, that the Participant (or any successor or legal representative) shall have the right to exercise the Stock Appreciation Right (to the extent that the Stock Appreciation Right was exercisable at the time of termination) within a period equal to the lesser of
(i) three (3) months after the effective date of such termination of Continuous Service, and (ii) the remainder of term set forth in the Stock Appreciation Right.

     Unless otherwise determined by the Committee and set forth in the Stock Appreciation Right agreement, in the event that a Participant's Continuous Service terminates for Cause, the Participant (or any successor or legal representative) shall not have any rights under any Stock Appreciation Right, and the Company shall not be obligated to pay or deliver any cash, Common Stock or any combination thereof (or have any other obligation or liability) under any Stock Appreciation Right. The Committee shall determine in its sole discretion whether the Participant's Continuous Service shall have been terminated for Cause. In the event of such determination, the Participant (or any successor or legal representative) shall have no right under any Stock Appreciation Right to purchase any shares of Common Stock regardless of whether the Participant (or any successor or legal representative) shall have delivered a notice of exercise prior to the making of such determination. Any Stock Appreciation Right may be terminated entirely by the Committee at the time of or at any time subsequent to the determination by the Committee under this Section
7.3 which has the effect of eliminating the Company's obligations under such Stock Appreciation Right.

     Unless otherwise determined by the Committee and set forth in the Stock Appreciation Right agreement, in the event that a Participant's Continuous Service terminates due to a Participant's Retirement prior to the expiration of the Stock Appreciation Right and without the Participant's having fully exercised the Stock Appreciation Right, the Stock Appreciation Right shall be deemed to be fully exercisable, and the Participant or his successor or legal representative shall have the right to exercise the Stock Appreciation Right within a period of three (3) months following such Retirement.

     Unless otherwise determined by the Committee and set forth in the Stock Appreciation Right agreement, in the event that a Participant's Continuous Service terminates due to a Participant's Disability prior to the expiration of the Stock Appreciation Right and without the Participant's having fully exercised the Stock Appreciation Right, the Stock Appreciation Right shall be deemed to be exercisable as the Committee, in it's sole discretion, may determine, and the Participant or his successor or legal representative shall have the right to exercise the Stock Appreciation Right within the period determined by the Committee.

     Unless otherwise determined by the Committee and set forth in the Stock Appreciation Right agreement, in the event that a Participant's Continuous Service terminates due to a Participant's death prior to the expiration of the Stock Appreciation Right and without the Participant's having fully exercised the Stock Appreciation Right, the Stock Appreciation Right shall be deemed to be fully exercisable, and the Participant's successor or legal representative shall have the right to exercise the Stock Appreciation Right within a period of twelve (12) months following the Participant's death.

     Unless otherwise determined by the Committee and set forth in the Stock Appreciation Right agreement, in the event of a Change of Control prior to the date a Participant's Continuous Service terminates, each outstanding Stock Appreciation Right granted to such Participant shall be assumed or an equivalent Stock Appreciation Right substituted by the successor corporation (or a parent or subsidiary of the successor corporation). In the event that the successor corporation (or a parent or subsidiary of the successor corporation) refuses to assume or substitute for each Stock Appreciation Right, each Stock Appreciation Right shall continue to vest and be exercisable in accordance with the terms and conditions of each such Stock Appreciation Right. Notwithstanding any provision of this Plan to the contrary, in the event that any Participant who is an officer of the Company or a Subsidiary has his or her Continuous Service terminated by reason of a Constructive Discharge, each unexercised Stock Appreciation Right granted to such Participant shall immediately become 100% vested and exercisable as of the date of the termination of such Participant's Continuous Service.

     SECTION 8. Performance Unit Awards. Performance Unit Awards under the Plan shall entitle Participants to future payments based upon the achievement of preestablished long-term performance objectives. The terms and conditions of each Performance Unit Award granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Company and the Participant in such form as the Committee shall approve from time to time. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

     8.1 Performance Period. The Committee shall establish with respect to each Performance Unit Award a performance period as determined by the Committee in its discretion.

     8.2 Unit Value. The Committee shall establish with respect to each Performance Unit Award a value for each unit which shall not thereafter change or which may vary thereafter on the basis of criteria specified by the Committee.

     8.3 Performance Targets. The Committee shall establish with respect to each Performance Unit Award maximum and minimum performance targets to be achieved during the applicable performance period. The achievement of maximum targets shall entitle a Participant to payment with respect to the full value of a Performance Unit Award. The achievement of less than the maximum targets, but in excess of the minimum targets, shall entitle a Participant to payment with respect to a portion of a Performance Unit Award according to the level of achievement of targets as specified by the Committee. To the extent the Committee deems necessary or appropriate to protect against the loss of deductibility pursuant to Section 162(m) of the Code, such targets shall be established in conformity with the requirements of Section 162(m) of the Code.

     8.4 Performance Measures. Performance targets established by the Committee shall relate to corporate, division, subsidiary, group or unit performance and may be established in terms of growth in gross revenue, earnings per share, or ratios of earnings to equity or assets, net profits, stock price, market share, sales or costs or, with respect to Participants not subject to Section 162(m) of the Code, such other measures or standards determined by the Committee in its discretion. Multiple targets may be used and may have the same or different weighting, and they may relate to absolute performance or relative performance measured against other companies or businesses.

     8.5 Adjustments. At any time prior to payment of a Performance Unit Award, the Committee may adjust previously established performance targets or other terms and conditions, including the Company's or other company's financial performance, for Plan purposes, in order to reduce or eliminate, but not to increase, the payment with respect to a Performance Unit Award that would otherwise be due upon attainment of a preestablished performance objective. Such adjustments shall be made to reflect major unforeseen events such as changes in laws, regulations or accounting practices, mergers, acquisitions or divestitures or other extraordinary, unusual or nonrecurring items or events.

     8.6 Payment of Performance Unit Awards. Following the conclusion of each performance period, the Committee shall determine the extent to which performance targets have been attained, and any other terms and conditions satisfied, for such period. The Committee shall determine what, if any, payment is due on the Performance Unit Award and whether such payment shall be made in cash, Common Stock or a combination thereof. Payment shall be made in a lump sum or installments, as determined by the Committee, commencing as promptly as practicable following the end of the performance period unless deferred subject to such terms and conditions and in such form as may be prescribed by the Committee.

     8.7 Termination of Continuous Service or Change of Control. In the event that a Participant's Continuous Service terminates for any reason, other than death or Disability, any rights of the Participant or his successor or legal representative under any Performance Unit Award shall immediately terminate.

     In the event that a Participant's Continuous Service terminates because such Participant dies or suffers a Disability, or in the event of a Change of Control prior to the date a Participant's Continuous Service terminates, the Committee may, in its sole discretion, pay to the Participant or his successor or legal representative all or any portion of any Performance Unit Award to the extent earned under the applicable performance targets regardless of whether the applicable performance period has ended, pursuant to such terms as the Committee in its sole discretion shall determine.

     SECTION 9. Restricted Stock Awards. Restricted Stock Awards shall consist of shares of Common Stock restricted against transfer ("Restricted Stock"), subject to a substantial risk of forfeiture and other terms and conditions intended to further the purpose of the Plan. The terms and conditions of each Restricted Stock Award granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Company and the Participant in such form as the Committee shall approve from time to time. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

     9.1 Restriction Period. Restricted Stock Awards shall be subject to the above-described restrictions over such period as the Committee determines. To the extent the Committee deems necessary or appropriate to protect against loss of deductibility pursuant to Section 162(m) of the Code, Restricted Stock Awards to certain Participants may also be subject to certain conditions with respect to attainment of one or more preestablished performance objectives which shall relate to corporate, subsidiary, division, group or unit performance in terms of growth in gross revenue, earnings per share or ratios of earnings to equity or assets; provided that such objectives may be adjusted to reduce or eliminate, but not to increase, an award in order to take into account unforeseen events or changes in circumstances.

     9.2 Restriction upon Transfer. Shares awarded, and the right to vote such shares and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered, except as herein provided or as provided in any agreement entered into between the Company and a Participant in connection with the Plan, during the restriction period applicable to such shares. Notwithstanding the foregoing, and except as otherwise provided in the Plan, the Participant shall have all the other rights of a stockholder including, but not limited to, the right to receive dividends and the right to vote such shares.

     9.3 Certificates. Each certificate issued in respect of shares awarded to a Participant shall be registered in the name of the Participant and deposited with the Company, or its designee, and shall bear the following legend:

     "This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Millennium Cell Inc. 2000 Stock Option Plan and a Restricted Stock Award Agreement entered into between the registered owner and Millennium Cell Inc. Release from such terms and conditions shall be obtained only in accordance with the provisions of the Plan and Agreement, a copy of each of which is on file in the office of the Secretary of Millennium Cell Inc."

Each Participant, as a condition of any Restricted Stock Award, shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such award.

     9.4 Lapse of Restrictions. Except for preestablished performance objectives established with respect to awards to Participants subject to Section 162(m) of the Code, the Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Committee may determine. Upon the lapse of such restrictions, shares of Common Stock, free of the restrictive legend set forth in Section 9.3 above, shall be issued to the Participant or his legal representative. The Committee shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restrictions period with respect to any part or all of the shares awarded to a Participant, except, with respect to Participants subject to Section 162(m) of the Code, to the extent such acceleration would result in the loss of the deductibility of an award to the Company.

     9.5 Termination of Continuous Service or Change of Control. Unless otherwise determined by the Committee and set forth in the Restricted Stock agreement, in the event that a Participant's Continuous Service terminates for any reason, other than death or Disability, any rights of the Participant or his successors or legal representatives under any Restricted Stock Award that remains subject to restrictions shall immediately terminate and any Restricted Stock Award with unlapsed restrictions shall be forfeited to the Company without payment of any consideration.

     Unless otherwise determined by the Committee and set forth in the Restricted Stock agreement, in the event that a Participant's Continuous Service terminates because such Participant dies or suffers a Disability, all remaining shares of a Restricted Stock Award shall no longer be subject to any unlapsed restrictions.

     Unless otherwise determined by the Committee and set forth in the Restricted Stock agreement, in the event of a Change of Control prior to the date a Participant's Continuous Service terminates, each share of a Restricted Stock Award granted to such Participant shall be assumed or an equivalent Restricted Stock Award substituted by the successor corporation (or a parent or subsidiary of the successor corporation). In the event that the successor corporation (or a parent or subsidiary of the successor corporation) refuses to assume or substitute for each Restricted Stock Award, each Restricted Stock Award shall continue to vest and be exercisable in accordance with the terms and conditions of each such Restricted Stock Award. Notwithstanding any provision of this Plan to the contrary, in the event that any Participant who is an officer of the Company or a Subsidiary has his or her Continuous Service terminated by reason of a Constructive Discharge, each Restricted Stock Award granted to such Participant shall immediately become 100% vested and the Common Stock subject to the Restricted Stock Award shall be fully vested Common Stock as of the date of the termination of such Participant's Continuous Service.

     SECTION 10. Stock Bonus Awards. The Committee may, in its sole discretion, grant a Stock Bonus Award based upon corporate, division, subsidiary, group or unit performance in terms of growth in gross revenue, earnings per share or ratios of earnings to equity or assets or, with respect to Participants not subject to Section 162(m) of the Code, such other measures or standards determined by the Committee in its discretion; provided, that such performance objectives may be adjusted to reduce or eliminate but not to increase an award in order to take into account unforeseen events or changes in circumstances.

     The terms and conditions of each Stock Bonus Award granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Company and the Participant in such form as the Committee shall approve from time to time. In addition to any applicable performance goals, shares of Common Stock subject to a Stock Bonus Award may be: (i) subject to additional restrictions (including, without limitation, restrictions on transfer), or (ii) granted directly to a person free of any restrictions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

     SECTION 11. Loans. The Committee may, in its sole discretion and to further the purpose of the Plan, provide for loans to persons in connection with all or any part of an award under the Plan. Any loan made pursuant to this
Section 11 shall be evidenced by a loan agreement, promissory note or other instruments in such form and which shall contain such terms and conditions (including, without limitation, provisions for interest, payment, schedules, collateral, forgiveness, acceleration of such loans or parts thereof or acceleration in the event of termination) as the Committee shall prescribe from time to time. Notwithstanding the foregoing, each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

     SECTION 12. Securities Law Requirements. No shares of Common Stock shall be issued upon the exercise or payment of any Award unless and until:

          (i) The shares of Common Stock underlying the Award have been registered under the Securities Act of 1933, as amended (the "Act"), or the Company has determined that an exemption from the registration requirements under the Act is available or the registration requirements of the Act do not apply to such exercise or payment;

          (ii) The Company has determined that all applicable listing requirements of any stock exchange or quotation system on which the shares of Common Stock are listed have been satisfied; and

          (iii) The Company has determined that any other applicable provision of state or Federal law, including without limitation applicable state securities laws, has been satisfied.

     SECTION 13. Restrictions on Transfer; Representations of Participant; Legends.

     The Committee in its sole discretion may restrict the transferability of shares until the Common Stock is listed on any United States securities exchange or traded on NASDAQ or an over-the-counter quotation system in the United States.

     Regardless of whether the offering and sale of shares of Common Stock has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such shares, including the placement of appropriate legends on stock certificates, if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law. As a condition to the Participant's receipt of shares, the Company may require the Participant to represent that such shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Securities Act, and to make other representations as are deemed necessary or appropriate by the Company and its counsel. Stock certificates evidencing shares acquired pursuant to an unregistered transaction to which the Securities Act applies shall bear a restrictive legend substantially in the following form and such other restrictive legends as are required or deemed advisable under the Plan or the provisions of any applicable law:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION UNDER THE ACT AND QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAWS, OR WITHOUT AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED."

     The Company shall also place legends on stock certificates representing its right of repurchase under Section 14 hereof and the right of first refusal under
Section 15 hereof. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 13 shall be conclusive and binding on all persons.

     The Company may, but shall not be obligated to, register or qualify the sale of shares under the Securities Act or any other applicable law.

     SECTION 14. Right of Repurchase.

     14.1 Repurchase Right. At the Committee's discretion, shares of Common Stock issued to a Participant under this Plan may be subject to a right, but not an obligation, of repurchase by the Company (the "Right of Repurchase"), at the price specified in Section 14.2 below, if the Participant's Continuous Service terminates for any reason ("Employment Termination"). Shares issued by the Company shall be transferable only by the Participant subject to the Right of Repurchase, and the Company shall legend the Right of Repurchase on the stock certificates evidencing such shares and shall take such other steps as it deems necessary to ensure compliance with this restriction. The Company's rights under this Section 14.1 shall be freely assignable, in whole or in part.

     14.2 Repurchase Price. The price per share at which the Company may exercise the Right of Repurchase under Section 14.1 (the "Repurchase Price") shall be:

          (a) the lower of: (i) the exercise price of each share as paid by the Participant (in the case of a Stock Option), or (ii) the Fair Market Value of each share at the later of the date of the Participant's Employment Termination or the date of issuance of such share to the Participant (provided, the Company's ability to exercise the Right of Repurchase at the exercise price of each share as paid by the Participant shall only apply to unvested shares issued upon early exercise of the nonvested portion of the Participant's Stock Option and shall lapse at a rate that will result in the same vesting as if early exercise of the nonvested portion of the Participant's Stock Option had not occurred); or

          (b) such other price as the Committee in its sole discretion shall determine in accordance with applicable state Blue Sky or other laws.

     14.3 Repurchase Procedure. The Company may exercise its Right of Repurchase by sending a written notice to the Participant or his or her successor or legal representative and to the escrow agent, if any, of its taking such action and specifying the number of shares being repurchased. The Company's Right of Repurchase with respect to vested shares at their Fair Market Value as provided in clause (a)(ii) of Section 14.2 above shall terminate if not exercised by written notice from the Company to the Participant or his or her successor or legal representative within thirty (30) days of the effective date of the Employment Termination. If the Company exercises its Right of Repurchase, within ninety (90) days of the effective date of the Participant's Employment Termination (or, in the case of Common Stock issued upon exercise of the Stock Option after the effective date of the Participant's Employment Termination, within ninety (90) days after the date of exercise), the Participant, or his or her successor or legal representative, or if applicable, the escrow agent, shall deliver to the Company every stock certificate representing the shares being repurchased, together with appropriate assignments separate from certificates, and the Company shall then promptly pay the total Repurchase Price in cash to the Participant, or if applicable, to the escrow agent, for delivery to the Participant.

     14.4 Escrow. To facilitate the consummation of the Company's Right of Repurchase under this Section 14, at the request of the Committee, the Participant and the Company shall execute joint escrow instructions and the Participant shall deliver and deposit with the escrow agent named in the joint escrow instructions two "Assignments Separate from Certificate", together with all certificates evidencing the shares of Common Stock issued to the Participant pursuant to the Plan, duly endorsed in blank. The escrow agent shall hold such documents and deliver the same to the Company pursuant to the joint escrow instructions and in accordance with the terms of this Section 14, as applicable.

     14.5 Binding Effect. The Company's Right of Repurchase shall inure to the benefit of its successors and assigns and shall be binding upon any representative, executor, administrator, heir, or legatee of the Participant.

     14.6 Termination of Right of Repurchase. Notwithstanding any other provision of this Section 14, in the event that the Common Stock is listed on any United States securities exchange or traded on any formal over-the-counter market in general use in the United States at the time the Participant would otherwise be required to transfer his or her vested shares to the Company at not less than the Fair Market Value thereof as provided in clause (a)(ii) of Section
14.2 above, the Company shall no longer have the Right of Repurchase with respect to such vested shares, and the Participant shall have no obligations to comply with this Section 14 with respect to such vested shares. The Company's Right of Repurchase at the exercise price of each unvested share issued upon early exercise of the nonvested portion of a Participant's Stock Option as provided in clause (a)(i) of Section 14.2 above shall not expire but shall continue in full force and effect on and after the date the Common Stock becomes publicly traded.

     SECTION 15. Right of First Refusal.

     15.1 Right of First Refusal. At the Committee's discretion, shares issued to a Participant under this Plan may be subject to a requirement that if the Participant proposes to sell, pledge, or otherwise transfer any such shares or any interest in such shares, to any person or entity, the Company shall have a right of first refusal (the "Right of First Refusal") with respect to such shares. Any Participant desiring to transfer shares subject to the Right of First Refusal shall give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of shares proposed to be transferred, the proposed transfer price, and the name and address of the proposed transferee. The Transfer Notice shall be signed both by the Participant and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the shares. The Company shall have the right to purchase all (but not less than all) the shares subject to the Transfer Notice on the terms of the proposal referred to in the Transfer Notice, subject to any change in such terms permitted under Section 15.2 hereof, by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is received by the Company. The Company's rights under this Section 15.1 shall be freely assignable, in whole or in part.

     15.2 Transfer of Shares. If the Company fails to exercise the Right of First Refusal within thirty (30) days after the date on which it receives the Transfer Notice, the Participant may, not later than six (6) months following receipt of the Transfer Notice by the Company, consummate a transfer of the shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, subject to restrictions on the transfer of such shares imposed pursuant to Section 13. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Participant, shall again be subject to the Right of First Refusal and shall again require compliance with the procedure described in
Section 15.1. If the Company exercises its Right of First Refusal, the Participant shall immediately endorse and deliver to the Company every stock certificate representing the shares being purchased, and the Company shall then promptly pay the purchase price in accordance with the terms set forth in the Transfer Notice.

     15.3 Repurchase Payment. The amount payable to a Participant pursuant to the Company's exercise of the Right of First Refusal shall be paid to the Participant in accordance with the terms and conditions of the Transfer Notice or may, at the election of the Company, be paid in full in cash.

     15.4 Binding Effect. The Company's Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the shares, other than a transferee acquiring shares in a transaction with respect to which the Company failed to exercise its Right of First Refusal (a "Free Transferee") or a transferee of a Free Transferee.

     15.5 Termination of Right of First Refusal. Notwithstanding any other provision of this Section 15, if the Common Stock is listed on any United States securities exchange or traded on any formal over-the-counter market in general use in the United States at the time the Participant desires to transfer his or her shares, the Company shall no longer have the Right of First Refusal, and the Participant shall have no obligation to comply with this Section 15.

     SECTION 16. Single or Multiple Agreements. Multiple forms of awards or combinations thereof may be evidenced by a single agreement or multiple agreements, as determined by the Committee.

     SECTION 17. Rights of a Stockholder. The recipient of any award under the Plan, unless otherwise provided by the Plan, shall have no rights as a stockholder with respect thereto unless and until certificates for shares of Common Stock are issued to him.

     SECTION 18. No Right to Continue Employment or Service. Nothing in the Plan or any instrument executed or award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or any Subsidiary in the capacity in effect at the time the award was granted or shall affect the right of the Company or any Subsidiary to terminate (i) the employment of an employee with or without notice and with or without cause, (ii) the service of a consultant or adviser pursuant to the terms of such consultant's or adviser's agreement with the Company or any Subsidiary or (iii) the service of a director pursuant to the Bylaws of the Company or any Subsidiary and any applicable provisions of the corporate law of the state in which the Company or any Subsidiary is incorporated, as the case may be.

     SECTION 19. Withholding. The Company's obligation to (i) deliver shares of Common Stock or pay cash upon the exercise of any Non-Qualified Stock Option or any Stock Appreciation Right granted under the Plan, (ii) deliver shares of Common Stock or pay cash in payment of any Performance Unit Award, (iii) deliver stock certificates upon the vesting of any award of Restricted Stock Award, and
(iv) deliver shares of Common Stock upon the grant of any Stock Bonus Award shall be subject to the minimum statutory withholding requirements under applicable foreign, federal, state and local law. Foreign, federal, state and local withholding tax due under the terms of the Plan may be paid in cash or shares of Common Stock (either through the surrender of previously held shares of Common Stock or the withholding of shares of Common Stock otherwise issuable upon the exercise or payment of such award) having a Fair Market Value equal to the required withholding and upon such other terms and conditions as the Committee shall determine; provided, however, the Committee, in its sole discretion, may require that such taxes be paid in cash; and provided, further, any election by a Participant subject to Section 16(b) of the Exchange Act to pay his withholding tax in shares of Common Stock shall be subject to and must comply with Rule 16b-3(e) of the Exchange Act.

     SECTION 20. Indemnification. No member of the Board or the Committee, nor any officer or employee of the Company or a Subsidiary acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company or any Subsidiary acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

     SECTION 21. Non-Assignability. No award under the Plan shall be assignable or transferable by the recipient thereof except by will, by the laws of descent and distribution and by such other means as the Committee may approve from time to time. However, the Participant, with the approval of the Committee, may transfer a Stock Option (other than an Incentive Stock Option) for no consideration to or for the benefit of the Participant's Immediate Family (including without limitation, to a trust for the benefit of a Participant's Immediate Family or to a partnership or limited liability company for one or more members of the Participant's Immediate Family), subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Stock Option prior to such transfer. The foregoing right to transfer the Stock Option shall apply to the right to consent to amendments to Plan and, in the discretion of the Committee, shall also apply the right to transfer ancillary rights associated with the Stock Option.

     SECTION 22. Nonuniform Determinations. The Committee's determinations under the Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same, and the establishment of values and performance targets) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

     SECTION 23. Adjustments. In the event of any change in the outstanding shares of Common Stock, without the receipt of consideration by the Company, by reason of a stock dividend, stock split, reverse stock split or distribution, recapitalization, merger, reorganization, reclassification, consolidation, split-up, spin-off, combination of shares, exchange of shares or other change in corporate structure affecting the Common Stock and not involving the receipt of consideration by the Company, the Committee shall make appropriate adjustments in (a) the aggregate number of shares of Common Stock (i) reserved for issuance under the Plan, (ii) for which grants or awards may be made to any Participant and (iii) covered by outstanding awards and grants denominated in shares or units of Common Stock, (b) the exercise or other applicable price related to outstanding awards or grants and (c) the appropriate Fair Market Value and other price determinations relevant to outstanding awards or grants and shall make such other adjustments as may be appropriate under the circumstances; provided, that the number of shares subject to any award or grant always shall be a whole number.

     SECTION 24. Termination and Amendment. The Board may terminate or amend the Plan or any portion thereof at any time, including but not limited to amendments to the Plan necessary to comply with the requirements of Section 16(b) of the Exchange Act or to correct any defect or supply an omission or reconcile any inconsistency in the Plan or any award granted hereunder, without approval of the shareholders of the Company, unless shareholder approval is required by Rule 16b-3 of the Exchange Act, applicable stock exchange or NASDAQ or other quotation system rules, or applicable Code provisions. No amendment, termination or modification of the Plan shall affect any award theretofore granted in any material adverse way without the consent of the recipient.

     SECTION 25. Severability. With respect to Participants subject to Section 16 of the Exchange Act, (i) the Plan is intended to comply with all applicable conditions of Rule 16b-3 or its successors, (ii) all transactions involving Participants who are subject to Section 16(b) of the Exchange Act are subject to such conditions, regardless of whether the conditions are expressly set forth in the Plan, and (iii) any provision of the Plan that is contrary to a condition of Rule 16b-3 shall not apply to Participants who are subject to Section 16(b) of the Exchange Act. If any of the terms or provisions of this Plan, or awards made under this Plan, conflict with the requirements of Section 162(m) or Section 422 of the Code with respect to awards subject to or governed by Section 162(m) or
Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Section 162(m) or Section 422 of the Code. With respect to an Incentive Stock Option, if this Plan does not contain any provision required to be included herein under
Section 422 of the Code (as the same shall be amended from time to time), such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out herein.

     SECTION 26. Effect on Other Plans. Participation in this Plan shall not affect an employee's eligibility to participate in any other benefit or incentive plan of the Company or any Subsidiary and any awards made pursuant to this Plan shall not be used in determining the benefits provided under any other plan of the Company or any Subsidiary unless specifically provided.

     SECTION 27. Effective Date of the Plan. The Plan shall become effective as determined by the Board, but no Stock Option shall be exercised and no other awards shall be granted unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

     SECTION 28. Governing Law. This Plan and all agreements executed in connection with the Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to its conflicts of law doctrine.

     SECTION 29. Gender and Number. Words denoting the masculine gender shall include the feminine gender, and words denoting the feminine gender shall include the masculine gender. Words in the plural shall include the singular, and the singular shall include the plural.

     SECTION 30. Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an award may first be exercised or the time during which an award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the award stating the time at which it may first be exercised or the time during which it will vest.

     SECTION 31. Modification of Awards. Within the limitations of the Plan and subject to Section 23, the Committee may modify outstanding awards or accept the cancellation of outstanding awards for the granting of new awards in substitution therefor. Notwithstanding the preceding sentence, except for any adjustment described in Section 23, no modification of an award shall, without the consent of the Participant, alter or impair any rights or obligations under any award previously granted under the Plan in any material adverse way without the affected Participant's consent.

     SECTION 32. No Strict Construction. No rule of strict construction shall be applied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any agreement executed in connection with the Plan, any award granted under the Plan, or any rule, regulation or procedure established by the Committee.

     SECTION 33. Successors. This Plan is binding on and will inure to the benefit of any successor to the Company, whether by way of merger, consolidation, purchase, or otherwise.

     SECTION 34. Plan Provisions Control. The terms of the Plan govern all awards granted under the Plan, and in no event will the Committee have the power to grant any award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any award granted under the Plan shall conflict with any term in the Plan as constituted on the grant date of such award, the term in the Plan as constituted on the grant date of such award shall control.

     SECTION 35. Headings. The headings used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize, or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions had been used in the Plan.

               - PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED -

PROXY                                                                      PROXY

                              MILLENNIUM CELL INC.
                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

The undersigned holder of common stock of Millennium Cell Inc., revoking all proxies heretofore given, hereby constitutes and appoints Stephen S. Tang and William H. Fike, and each of them Proxies, with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of the said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Millennium Cell Inc., to be held Thursday, April 18, 2002, at 9:00 a.m., local time, and at any adjournments thereof.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given. Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter which may properly come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR proposals 2, 3 and 4.

            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

                         Please date, sign and mail your
                      proxy card back as soon as possible!


                         Annual Meeting of Stockholders
                              MILLENNIUM CELL INC.

                                 April 18, 2002

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MATTERS (1),
       (2), (3) and (4) LISTED BELOW, TO COME BEFORE THE ANNUAL MEETING.

               - Please Detach and Mail in the Envelope Provided -

[ X ] Please mark your votes as in this example


         FOR ALL NOMINEES LISTED AT             WITHHOLD AUTHORITY
         RIGHT (EXCEPT AS MARKED TO             TO VOTE FOR ALL NOMINEES
         THE CONTRARY BELOW)                    LISTED AT RIGHT.

                   [   ]                                 [   ]

1. Election of nine (9) directors, to serve on the Board of Directors, each for a one-year term and until their respective successors are elected.

NOMINEES:         Steven C. Amendola
                  G. Chris Andersen
                  Kenneth R. Baker
                  William H. Fike
                  Alexander MacLachlan
                  Zoltan Merszei
                  H. David Ramm
                  James L. Rawlings
                  Stephen S. Tang

FOR, except withhold from the following nominee(s):

                  ABSTAIN           FOR             AGAINST
                   [   ]           [   ]             [   ]

2. To approve the amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of the Company's Common Stock, $.001 par value per share, from 40,000,000 to 70,000,000 shares and affirming the authority to issue 5,000,000 shares of Preferred Stock.

                  ABSTAIN           FOR             AGAINST
                   [   ]           [   ]             [   ]

3. To approve an amendment to the Millennium Cell Inc. Amended and Restated 2000 Stock Option Plan to increase the number of shares reserved for issuance under such plan from 5,500,000 to 8,500,000 shares.

                  ABSTAIN           FOR             AGAINST
                   [   ]           [   ]             [   ]

4. To ratify the Board of Directors' appointment of Ernst & Young LLP as the Company's independent public accountants for the year 2002.

5. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.


This Proxy, which is solicited on behalf of the Board of Directors, will be voted FOR the matters described in paragraphs (1), (2), (3) and (4) unless the shareholder specifies otherwise (in which case it will be voted as specified).

Signature(s) ________________________________________  DATED _____________, 2002
NOTE: Please sign exactly as name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized partner.